            As filed with the U.S. Securities and Exchange Commission
                              on October 26, 1998


                       Securities Act File No. 333-60679
                   Investment Company Act File No. 811-08919

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]


                        Pre-Effective Amendment No.                     [ ]



                       Post-Effective Amendment No. 1                   [x]


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                              [x]


                               Amendment No. 2                          [x]


                        (Check appropriate box or boxes)

                  Warburg, Pincus U.S. Core Equity Fund, Inc.
                     .......................................
               (Exact Name of Registrant as Specified in Charter)

                              466 Lexington Avenue
                          New York, New York 10017-3147
            ........................................................
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
                  Warburg, Pincus U.S. Core Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     ......................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: October 26, 1998

It is proposed that this filing will become effective (check appropriate box):

[x]  immediately upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $.001 par value per share.

                  WARBURG, PINCUS U.S. CORE EQUITY FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET

Part A
Item No.                                                                   Prospectus Heading
--------                                                                   ------------------

1.       Cover Page....................................................    Cover Page

2.       Synopsis......................................................    The Funds' Expenses

3.       Condensed Financial Information...............................    Not applicable

4.       General Description of
           Registrant..................................................    Cover Page; Investment Objectives and
                                                                           Policies; Risk Factors and Special
                                                                           Considerations and Certain Investment
                                                                           Strategies; Investment Guidelines;
                                                                           General Information

5.       Management of the Fund........................................    Management of the Funds

6.       Capital Stock and Other
           Securities..................................................    General Information

7.       Purchase of Securities Being
           Offered.....................................................    How to Open an Account; How to
                                                                           Purchase Shares; Management of the
                                                                           Funds; Net Asset Value

8.       Redemption or Repurchase......................................    How to Redeem and Exchange Shares

9.       Pending Legal Proceedings.....................................    Not applicable

Part B
Item No.

10.      Cover Page....................................................    Cover Page

11.      Table of Contents.............................................    Contents

12.      General Information and History...............................    Directors and Officers

13.      Investment Objectives
           and Policies................................................    Common Investment Objectives and
                                                                           Policies

14.      Management of the Registrant..................................    Directors and Officers

15.      Control Persons and Principal
           Holders of Securities.......................................    Directors and Officers; See
                                                                           Prospectus-- "Management of the Funds"

16.      Investment Advisory and
           Other Services..............................................    Investment Advisory and Servicing
                                                                           Arrangements; See Prospectus--
                                                                           "Management of the Funds"

17.      Brokerage Allocation
           and Other Practices.........................................    Common Investment Policies --
                                                                           Portfolio Transactions; See
                                                                           Prospectus-- "Portfolio Transactions
                                                                           and Turnover Rate"

18.      Capital Stock and Other
           Securities..................................................    Additional Information Concerning the
                                                                           Company Shares; See
                                                                           Prospectus-"General Information"

19.      Purchase, Redemption and Pricing
           of Securities Being Offered.................................    Purchase and Redemption Information;
                                                                           See

                                                                           Prospectus-"How to Open an
                                                                           Account," "How to Purchase Shares,"
                                                                           "How to Redeem and Exchange Shares,"
                                                                           "Net Asset Value"

20.      Tax Status....................................................    Taxes; See Prospectus--"Dividends,
                                                                           Distributions and Taxes"

21.      Underwriters..................................................    Common Investment Policies-- Portfolio
                                                                           Transactions; See Prospectus--
                                                                           "Management of the Funds"

22.      Calculation of Performance Data...............................    Performance and Yield Information

23.      Financial Statements..........................................    Financial Statements; Report of
                                                                           PricewaterhouseCoopers LLP,
                                                                           Independent Accountants

Part C

Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                                October 26, 1998


                                 WARBURG PINCUS
                             U.S. CORE EQUITY FUND

                                       -

                                 WARBURG PINCUS
                          U.S. CORE FIXED INCOME FUND

                          [WARBURG PINCUS FUNDS LOGO]

PROSPECTUS                                                      October 26, 1998


Warburg Pincus Funds is a family of open-end mutual funds that offer investors a variety of investment opportunities. Two funds are described in this Prospectus:

WARBURG PINCUS U.S. CORE EQUITY FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in U.S. equity securities.

WARBURG PINCUS U.S. CORE FIXED INCOME FUND seeks to provide high total return. The Fund will invest primarily in domestic fixed-income securities consistent with comparable broad market fixed-income indices, such as the Lehman Brothers Aggregate Bond Index.

BEA Associates ("BEA" or the "Adviser") serves as investment adviser to each of the Funds.

NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------

Common Shares that are "no load" are offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.

LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."


This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is available to investors without charge by calling Warburg Pincus Funds at 800-WARBURG (800-927-2874). Information regarding the status of shareholder accounts may be obtained by calling Warburg Pincus Funds at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
  Although authorized to offer three separate classes of shares (Common Shares, Institutional Shares and Advisor Shares), each of the Warburg Pincus U.S. Core Equity Fund ("U.S. Equity Fund") and Warburg Pincus U.S. Core Fixed Income Fund ("U.S. Fixed Income Fund") (each, a "Fund") currently offers two separate classes of shares: Common Shares and Institutional Shares. For a description of Institutional Shares and Advisor Shares see "General Information."


                                                                            U.S. Fixed
                                                              U.S. Equity     Income
                                                                 Fund          Fund
                                                              -----------   ----------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................         0            0
Annual Fund Operating Expenses (as a percentage of average
  net assets)
  Management Fees (after fee waivers).......................       .71%         .25%
  12b-1 Fees................................................       .25%         .25%
  Other Expenses (after fee waivers)........................       .29%         .22%
                                                                 -----         ----
  Total Fund Operating Expenses (after fee waivers and
    expense reimbursements)+................................      1.25%         .72%
                                                                 =====         ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 year...................................................     $  13         $  7
   3 years..................................................     $  40         $ 23
   5 years..................................................     $  69         $ 40
  10 years..................................................     $ 151         $ 89


--------------------------------------------------------------------------------

+ The Funds' investment adviser and Counsellors Funds Service, Inc., the Funds' co-administrator ("Counsellors Service"), have undertaken to limit Total Fund Operating Expenses of each of the Funds through October 23, 1999 to the percentages shown above. There is no obligation to continue these waivers after that time. Absent such waivers and/or reimbursements, Management Fees for the U.S. Equity Fund and U.S. Fixed Income Fund would equal .75% and .375%, respectively; Other Expenses would equal .43% and .365%, respectively; and Total Fund Operating Expenses would equal 1.43% and .99%, respectively. Other Expenses for the Funds are based on annualized estimates of expenses for the fiscal year ending August 31, 1999, net of any fee waivers or expense reimbursements.


                          ---------------------------
  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of each Fund may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Shares of each of the Funds had not been issued as of August 31, 1998 and, accordingly, no financial information is provided with respect to such shares. No financial information is also presented with respect to Advisor Shares of the BEA U.S. Core Equity Fund and BEA U.S. Core Fixed Income Fund (the "BEA Funds"), the assets and liabilities of which were acquired by the corresponding Fund (see "General Information" below), each of which had not commenced investment operations with respect to such shares as of August 31, 1998.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of various investments and investment techniques used by the Funds.

U.S. EQUITY FUND
  The investment objective of the U.S. Equity Fund is to provide long-term appreciation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Fund may also invest up to 35% of its assets in dollar-denominated American Depositary Receipts ("ADRs") of foreign issuers and similar securities and in lower-rated convertible securities. For defensive purposes, the Fund may invest up to 35% of its total assets in fixed income securities and in lower-rated or comparable unrated convertible securities. The Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

U.S. FIXED INCOME FUND
  The investment objective of the U.S. Fixed Income Fund is to provide high total return. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in domestic fixed income securities. Debt securities may include, without limitation, bonds, debentures, notes, equipment lease and trust certificates, mortgage-related securities of corporate issuers, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in debt securities of foreign issuers, including emerg-ing market debt. With respect to 35% of the Fund's total assets, the Fund may also invest in other securities, including, but not limited to, equity securities such as preferred stock and equity-related securities. Under normal market conditions, the Fund will seek to maintain an average dollar-weighted credit rating comparable to the AA rating of Standard & Poor's Ratings Services ("S&P"). Subject to this condition, however, the Fund may invest in lower-rated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities" below. The Adviser estimates that the average weighted maturity of the Fund will range between 5 and 15 years.
  Depending on prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the fixed income investments in the Fund and a decline in interest rates will generally increase the value of those investments. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations as determined by BEA, each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent a Fund invests in temporary investments, the Fund may not achieve its investment objective.
  RULE 144A SECURITIES. Rule 144A Securities (as defined below) are securities which are restricted as to resale to the general public, but which may be resold to qualified institutional buyers. Each Fund may invest in Rule 144A Securities that BEA has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.
  BORROWING. Each Fund may borrow up to 33 1/3% of its total assets without obtaining shareholder approval. The Funds intend to borrow or to engage in reverse repurchase agreements or dollar roll transactions only for temporary or emergency purposes with the exception of the U.S. Fixed Income Fund. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and " -- Borrowing."

  LENDING OF PORTFOLIO SECURITIES. Each Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned (105% in the case of foreign securities loaned). Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's investment adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily. A Fund may not make loans in excess of 50% of the value of its total assets immediately before such loans.
  INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which each Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks related to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."
  GENERAL. Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to eco-nomic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. U.S. Government Securities are considered to be of the highest credit quality available. U.S. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
  FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.
  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.
  In general, less information is publicly available with respect to certain foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regula-tion of securities exchanges, brokers and issuers in foreign countries than in the United States.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BEA.
  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.
  EMERGING MARKETS. Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerg-ing market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
  LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.
  Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.
  In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on BEA's ability to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.
  FIXED INCOME SECURITIES. The value of the fixed income securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to BEA the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.
  NON-DIVERSIFIED STATUS. Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED
ISSUERS. Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.
  YEAR 2000 COMPLIANCE. Many services provided to a Fund and their shareholders by BEA, Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"), certain of the latter's affiliates (collectively, the "Service Providers") and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.
  The Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally.
  The Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.
  GENERAL. Investment methods described in this prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever BEA believes it to be in the best interests of the relevant Fund. BEA will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is not possible to predict each Fund's portfolio turnover rate. However, it is anticipated that, under normal market conditions, each Fund's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Fund are placed by BEA with broker-dealers that it selects, including Counsellors Securities and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize Counsellors Securities or affiliates of Credit Suisse in connection with a purchase or sale of securities when BEA believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  FOREIGN CURRENCY TRANSACTIONS. The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. A forward foreign currency exchange contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than those available on a "spot" (or cash) basis. A Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that such contracts are entered into to enhance total return, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to maintain in a segregated account cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.
  MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates, mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds. Prepayments involve the risk that the funds received upon prepayment may have to be reinvested at lower interest rates.
  Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.
  ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

  Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.
  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Although there is no current intention of doing so in the coming year, each Fund is authorized to (i) purchase securities on a when-issued basis and purchase or sell securities for delayed delivery, (ii) purchase forward commitments and (iii) purchase stand-by commitments. Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary or emergency purposes, such as meeting redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 33 1/3% of total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements, dollars rolls and borrowings from banks) exceed 5% of a Fund's assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing and the limitation on further investments when borrowings exceed 5% of Fund assets, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information under "Investment Limitations".
  Any investment policy or limitation which involves a maximum or minimum percentage of securities shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

  INVESTMENT ADVISER. BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse and the U.S. arm of Credit Suisse Asset Management. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1998, BEA managed approximately $35.2 billion in assets. BEA currently acts as investment adviser for twenty-two investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of thirteen other registered investment companies. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

  For the advisory services provided and expenses assumed by BEA, the U.S. Equity Fund and the U.S. Fixed Income Fund each pay BEA a fee computed at an annual rate of .75%, and .375%, respectively, of the Fund's average net assets, computed daily and payable quarterly. BEA and each Fund's co-administrators may, at their discretion, from time to time agree to voluntarily waive all or any portion of their fees and temporarily limit the expenses to be borne by the Funds.
  The Advisory Agreements provide that BEA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreements relate.
  PORTFOLIO MANAGERS. U.S. Equity Fund. The day-to day portfolio management of the U.S. Equity Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), Eric N. Remole (Managing Director), James A. Abate (Senior Vice President), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President). Messrs. Priest and Hurford have, on an individual basis, been engaged as investment professionals with BEA for more than twenty-five years. Mr. Remole joined BEA in 1997, prior to which time he was managing director for fourteen years at Citicorp Investment Management, Inc. (now Chancellor Capital Management, Inc.). Mr. Abate joined BEA in 1995; previously, he was a managing director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Bothwell joined BEA in 1997, prior to which time he was a vice president and portfolio manager at Chancellor LGT Asset Management, Inc., where he was involved in risk management and research on earnings and earnings surprise modeling. Prior to 1994, he was a programmer and trader at Keane Dealer Services, Inc. Mr. Welhoelter joined BEA in 1997, prior to which time he was a portfolio manager and vice president at Chancellor LGT Asset Management, where he developed risk management and portfolio construction strategies.
  U.S. Fixed Income Fund. The day-to-day portfolio management of the U.S. Fixed Income Fund is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Robert Justich (Senior Vice President), Ira Edelblum (Senior Vice President), Jo Ann Corkran (Senior Vice President) and Diane Damskey (Vice President). Messrs. Moore Diliberto and Edelblum have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Justich joined BEA in 1995, prior to which he worked at Merrill Lynch and as a manager of Financial Services with Arthur Young & Company. Ms. Corkran joined BEA in 1997, prior to which time she was a director of mortgage-backed securities at Morgan Stanley. Prior to 1994, she was a vice president at Greenwich Capital. Ms. Damskey joined BEA in 1997, prior to which time she managed fixed income portfolios at Global Emerging Markets Advisors. Prior to 1996, she was a senior vice president and portfolio manager for the First National Bank of Chicago.
  CO-ADMINISTRATORS. The Funds employ Counsellors Service, a wholly owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing certain materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports and tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets attributable to Common Shares and .10% of average daily net assets attributable to Common Shares over $125 million.
  Each Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Funds each pay PFPC a fee calculated at an annual rate of .125% of each Fund's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIAN. Brown Brothers Harriman & Co. ("BBH") serves as custodian of each Fund's assets. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.
  TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., an affiliated company ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly-owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of each Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of a Fund and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plans. Payments under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Boards of each Fund evaluate the appropriateness of the 12b-1 Plans on a continuing basis and in doing so consider all relevant factors, including expenses borne by Counsellors Securities and amounts received under the 12b-1 Plans.
  BEA or its affiliate may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. BEA or its affiliate may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.
  DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at 800-927-2874. An investor may also obtain an account application by writing to:

                      Warburg Pincus Funds
                      P.O. Box 9030
                      Boston, Massachusetts 02205-9030
               OR
               Overnight to:
                      BFDS
                      Attn: Warburg Pincus Funds
                      2 Heritage Drive
                      North Quincy, Massachusetts 02171
  Completed and signed account applications should be sent to the above.

  RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA"), or (ii) about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an investor should telephone Warburg Pincus Funds at 800-927-2874 or write to Warburg Pincus Funds at an address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA or UGMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone Warburg Pincus Funds at 800-927-2874. Shareholders are responsible for maintaining current account registration and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand").
  The minimum initial investment in each Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan or by ACH on Demand, as described below. For certain retirement plans (described above) and UTMA/UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg, BEA or their affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

  BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities at an address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day your purchase order is executed. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

  BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning 800-927-2874. Federal funds may be wired using the following wire address:

                  State Street Bank and Trust Company
                  ABA# 0110 000 28
                  Attn: Mutual Funds/Custody Department
                  [Insert Warburg Pincus Fund name(s) here]
                  DDA# 9904-649-2
                  F/F/C: [Account Number and Account Registration]
  If a telephone order is received prior to the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.

  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. Shareholders may also purchase shares by calling Warburg Pincus Funds at 800-927-2874 on any business day to request direct debit or credit (for redemptions) of their bank account through an ACH on Demand transaction.


  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automated clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at 800-927-2874 for additional information. Investors should allow a period of up to 30 days in order to implement an

Automatic Investment Plan. The failure to provide complete information could result in further delays.
  If an ACH on Demand transaction request is received prior to the close of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions beginning on that day. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.
  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected, an investor may request transactions by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they may have if they were to conduct such transactions in writing. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.
  PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. Funds-Network(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs require customers to pay either no or low transaction fees in connection with purchases, exchanges or redemptions. The Funds are also available through certain broker-dealers, financial institutions and other industry professionals (including the brokerage firms offering the programs described above, collectively, "Service Organizations"), which may impose certain conditions on their clients or customers that invest in the Funds, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Fund shares are purchased directly from the Funds. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with the Funds and with clients or customers.

  Service Organizations or, if applicable, their designees may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. A Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the "Service Fee") (or up to 40% in connection with certain retirement plan programs) of the average annual value of accounts with the Funds maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Funds' custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.
  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in BEA's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).
  Common Shares of the Funds may either be redeemed by mail or by telephone. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at 800-927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at an address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the check or funds clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to ten days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.
  If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of BEA, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distribu-tions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $2,000, each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at 800-927-2874.

  EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Fund may refuse exchange purchases at any time without prior notice.

  The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 800-927-2874.

  Each Fund reserves the right to refuse exchange purchases by any person or group if, in BEA's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each Fund will distribute substantially all of its net realized capital gains, if any, to its shareholders annually. The U.S. Equity Fund will distribute net investment income, if any, annually. The U.S. Fixed Income Fund will distribute net investment income at least quarterly. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at an address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at 800-927-2874.

  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Fund shares or whether such distributions are received in cash or reinvested in Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

  Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.

  Dividends and interest received by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
  The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Funds quote the performance of Common Shares separately from Institutional Shares and Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Common Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Common Shares' tax-free yield. It is calculated by increasing the yield shown for the Common Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Common Shares' yield. Total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

  Investors should note that yield, tax equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.


  A Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc., Mutual Fund Forecaster or Morningstar, Inc. or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, Salomon Smith Barney U.S. 1-Month Treasury Bill Index(TM), national publications such as Money, Forbes, Barron's, The Wall Street Journal or the New York Times or publications of a local or regional nature, and other industry publications.

  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------

  ORGANIZATION. The U.S. Equity Fund and the U.S. Fixed Income Fund were each incorporated on July 31, 1998 under the laws of the State of Maryland under the name "Warburg, Pincus U.S. Core Equity Fund, Inc." and "Warburg, Pincus U.S. Core Fixed Income Fund, Inc.," respectively. On October 23, 1998, each Fund acquired all of the assets and liabilities of the corresponding investment portfolio of the BEA Fund.

  Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

  MULTI-CLASS STRUCTURE. Each Fund currently offers another class of shares, the Institutional Shares, pursuant to a separate prospectus. Individual investors may only purchase Institutional Shares and, if and when offered, Advisor Shares, through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares and Advisor Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares and the total return of Advisor Shares can be expected to be lower than the total return on Common Shares and Institutional Shares. Investors may obtain information concerning the Institutional Shares and, if and when offered, the Advisor Shares from their investment professional or by calling Counsellors Securities at 800-369-2728. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at 800-927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.

  The Common Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses......................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    3
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    5
Portfolio Transactions and Turnover Rate.................   11
Certain Investment Strategies............................   12
Investment Guidelines....................................   13
Management of the Funds..................................   14
How to Open an Account...................................   17
How to Purchase Shares...................................   18
How to Redeem and Exchange Shares........................   21
Dividends, Distributions and Taxes.......................   24
Net Asset Value..........................................   25
Performance..............................................   26
General Information......................................   28


                          [WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
                                www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           USCOR-1-1098

                             BEA INSTITUTIONAL FUNDS
                                   PROSPECTUS
                                October 26, 1998

                            EMERGING MARKETS II FUND

                                 ---------------
                                 HIGH YIELD FUND

                                 ---------------
                            INTERNATIONAL GROWTH FUND

                                 ---------------
                               MUNICIPAL BOND FUND

                                 ---------------
                        SELECT ECONOMIC VALUE EQUITY FUND

                                 ---------------
                       STRATEGIC GLOBAL FIXED INCOME FUND

                                 ---------------
                              U.S. CORE EQUITY FUND

                                 ---------------
                           U.S. CORE FIXED INCOME FUND









INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                                               October 26, 1998


BEA Institutional Funds is the name under which the Institutional class of shares of certain Warburg Pincus Funds are offered. Eight BEA Institutional Funds are described in this Prospectus:

EMERGING MARKETS II FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

HIGH YIELD FUND seeks to provide high total return. The Fund will invest primarily in high yield high risk fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

INTERNATIONAL GROWTH FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

MUNICIPAL BOND FUND seeks to provide high total return. The Fund will invest primarily in municipal bonds issued by state and local authorities.

SELECT ECONOMIC VALUE EQUITY FUND seeks to provide long term appreciation of capital. The Fund will invest primarily in U.S. equity securities that the adviser believes are undervalued.

STRATEGIC GLOBAL FIXED INCOME FUND seeks to provide high total return. The Fund will invest primarily in foreign and domestic fixed income securities.

U.S. CORE EQUITY FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in U.S. equity securities.

U.S. CORE FIXED INCOME FUND seeks to provide high total return. The Fund will invest primarily in domestic fixed-income securities consistent with comparable broad market fixed-income indices, such as the Lehman Brothers Aggregate Bond Index.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.

The High Yield Fund may invest its assets without limitation in securities which are below investment-grade quality. Investments of this type are subject to greater risks, including the risk of loss of principal and interest, than those involved with investment-grade securities. Purchasers should carefully assess the risks associated with an investment in this Fund.

See "Risk Factors and Special Considerations."

BEA Associates ("BEA") serves as investment adviser to each of the Funds.


This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is available to investors without charge by calling BEA Institutional Funds at 800-401-2230. Information regarding the status of shareholder accounts may be obtained by calling BEA Institutional Funds at the same number. BEA Institutional Funds maintains a Web site at www.beafunds.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES

        Although authorized to offer three separate classes of shares (Common Shares, Institutional Shares and Advisor Shares), each of the Emerging Markets II Fund ("Emerging Markets Fund"), International Growth Fund ("International Growth Fund"), Municipal Bond Fund ("Municipal Bond Fund"), Select Economic Value Equity Fund ("Select Equity Fund"), Strategic Global Fixed Income Fund ("Global Income Fund"), U.S. Core Equity Fund ("U.S. Equity Fund") and U.S. Core Fixed Income Fund ("U.S. Fixed Income Fund") (each, a "Fund") currently offers two separate classes of shares: Common Shares and Institutional Shares.
For a description of Common Shares and Advisor Shares see "General Information."

                                                                         INTERNA-    MUNI-                                    U.S.
                                                    EMERGING     HIGH     TIONAL     CIPAL     SELECT   GLOBAL     U.S.      FIXED
                                                    MARKETS      YIELD    GROWTH     BOND      EQUITY   INCOME    EQUITY     INCOME
                                                      FUND       FUND      FUND      FUND       FUND     FUND      FUND       FUND
                                                    -------    -------   -------    -------   -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)              0          0         0          0         0         0         0         0

Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees (after fee waivers)............      .62%       .43%      .80%       .45%      .72%      .24%      .71%      .25%
  Rule 12b-1 fees................................        0          0         0          0         0         0         0         0
  Other Expenses (after fee waivers).............      .88%       .27%      .35%       .55%      .28%      .51%      .29%      .20%
                                                    -------    -------   -------    -------   -------   -------   -------   -------
  Total Fund Operating Expenses (after
        fee waivers and expense
        reimbursements)+                              1.50%       .70%     1.15%      1.00%     1.00%      .75%     1.00%      .45%
                                                    =======    =======   =======    =======   =======   =======   =======   =======
EXAMPLE
  You would pay the following expenses
        on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption
        at the end of each time period:
   1 year........................................    $  15     $    7    $   12     $   10    $   10    $    8    $   10    $    5
   3 years.......................................    $  47     $   22    $   37     $   32    $   32    $   24    $   32    $   14
   5 years.......................................    $  82     $   39    $   63     $   55       -      $   42    $   55    $   25
   10 years......................................    $ 179     $   87    $  140     $  122       -      $   93    $  122    $   57



+ The Funds' investment adviser has undertaken to limit Total Fund Operating Expenses of each of the Funds through October 23, 1999 to the percentages shown above. There is no obligation to continue these waivers after that time. Absent such waivers and/or reimbursements, Management Fees for the Emerging Markets Fund, High Yield Fund, International Growth Fund, Municipal Bond Fund, Select Equity Fund, Global Income Fund, U.S. Equity Fund and U.S. Fixed Income Fund would equal 1.00%, .70%, .80%, .70% , .75%, .50%, .75% and
    .375%, respectively; Other Expenses would equal .67%, .44%, .43%, .69%, 1.24%, .67%, .43% and .365%, respectively; and Total Fund Operating Expenses would equal 2.33%, 1.39%, 1.48%, 1.64%, 1.30%, 1.42%, 1.43% and .98%,
    respectively. Other Expenses for the Funds are based on annualized estimates of expenses for the fiscal year ending August 31, 1999, net of any fee waivers or expense reimbursements.

                                 ---------------

        The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Institutional shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Institutional Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

        The tables below set forth certain information concerning the investment results of shares of the Funds (each formerly an investment portfolio of The RBB Fund, Inc. (the "RBB Fund")) for the periods indicated. The financial data for each of the years ended August 31, 1998 are a part of the relevant RBB Fund's financial statements, which have been audited by PricewaterhouseCoopers L.L.P., the RBB Fund's independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated August 31, 1998, copies of which may be obtained without charge by calling Warburg Pincus Funds at 800-927-2874.


EMERGING MARKETS FUND#



                                                                                                                  FOR THE PERIOD
                                                             FOR THE YEAR ENDED AUGUST 31,                       FEBRUARY 1, 1993*
                                      ------------------------------------------------------------------------     TO AUGUST 31,
                                           1998           1997          1996           1995          1994               1993
                                      --------------   -----------  -------------  -------------  ------------  ------------------

Net asset value, beginning of
      period........................   $19.64           $18.20        $17.67         $24.58         $18.38       $     15.00
                                       ------           ------        ------         ------         ------       -----------
  Income from investment operations:
  Net investment income.............     0.12             0.21          0.10           0.02          (0.03)             0.02
  Net realized and unrealized gains
      on securities and foreign
      currency transactions.........    (8.08)            1.30          0.48          (5.94)          6.64              3.36
                                       ------           ------        ------         ------         ------       -----------
  Total from investment operations..    (7.96)            1.51          0.58          (5.92)          6.61              3.38
                                                        ------        ------         ------         ------       -----------
Less Dividends and Distributions:
  Dividends from net
      investment income.............    (0.20)           (0.07)        (0.05)         (0.07)         (0.09)               --
  Distributions from capitalized
       gains........................    (0.17)              --          0.00          (0.92)         (0.32)               --
  Return of Capital.................    (0.87)              --            --             --             --                --
                                       ------            -----        ------         ------         ------       -----------
  Total Dividends and
      Distributions.................    (1.24)           (0.07)        (0.05)         (0.99)         (0.41)               --
                                       ------           ------        ------         ------         ------       -----------
  Net asset value, end of period....   $10.44           $19.64        $18.20         $17.67         $24.58       $     18.38
                                       ======           ======        ======         ======         ======       ===========
Total return........................   (42.96)%           8.31%         3.33%(d)     (24.42)%(d)     35.99%(d)         22.53%(c)(d)
Ratios/Supplemental Data:
  Net assets, end of period
      (000's omitted)...............  $24,217          $83,012      $114,691       $128,323       $140,675           $21,988
  Ratio of expenses to average
      net assets:...................     1.50%(a)         1.49%(a)      1.49%(a)       1.50%(a)       1.50%(a)          1.50%(a)(b)
  Ratio of net investment income
      to average net assets.........    (0.61)%           0.99%         0.63%          0.02%         (0.02)%            0.28%(b)
  Portfolio turnover rate...........      179%             147%           79%            79%            54%               38%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 2.01%, 1.63%, 1.62%, 1.61%, and 2.01% for the years ended
        August 31, 1998, 1997, 1996, 1995, and 1994, respectively.


(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.


*       Commencement of operations.


# Financial Highlights relates solely to the Institutional Shares of the BEA Emerging Markets Equity Fund investment portfolio of the RBB Fund.

HIGH YIELD FUND#


                                                                                                                    FOR THE PERIOD
                                                               FOR THE YEAR ENDED AUGUST 31,                        MARCH 31, 1993*
                                         -------------------------------------------------------------------------   TO AUGUST 31,
                                             1998            1997          1996          1995            1994            1993
                                         ------------    -----------   ------------   ------------   -------------  ---------------

NET ASSET VALUE, BEGINNING OF PERIOD...   $   17.08        $  16.09    $  15.72       $  15.94        $  16.94       $  15.00
                                          ---------        --------    --------       --------        --------       --------

   Income from Investment Operations:

    Net Investment Income (Loss).......        1.43            1.37        1.47           1.42            1.20           0.52
    Net Gain (Loss) from Securities
        and Foreign Currency
        Related Items (both realized
        and unrealized)................       (0.49)           0.96        0.40          (0.30)          (0.77)          1.42
                                          ---------        --------    --------       --------        --------       --------
    Total from Investment Operations...        0.94            2.33        1.87           1.12            0.43           1.94
                                          ---------        --------    --------       --------        --------       --------
    Less Distributions:
    Dividends from Net Investment
        Income.........................       (1.42)          (1.34)      (1.50)         (1.34)          (1.43)             -
    Distributions from Realized Gains..          --               -           -              -               -              -
                                          ---------        --------    --------       --------        --------       --------
    Total Distributions................       (1.42)          (1.34)      (1.50)         (1.34)          (1.43)             -
                                          ---------
NET ASSET VALUE, END OF PERIOD.........   $   16.60        $  17.08    $  16.09       $  15.72        $  15.94       $  16.94
                                          =========        ========    ========       ========        ========       ========
Total Return...........................        5.48%          15.17%      12.42%          7.79%(d)        2.24%(d)      12.93%(c)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's
        omitted).......................   $  94,044        $ 92,630    $ 75,849       $153,621        $143,517       $ 98,357
Ratios to Average Daily Net Assets:
    Operating Expenses.................        0.70%            .70%(a)    0.88%(a)       1.00%(a)        1.00%(a)       1.00%(a)(b)
    Net Investment Income (Loss).......        8.12%           8.44%       8.92%          9.37%           7.73%          7.56%(b)
    Decrease reflected in above
        operating expense ratios
        due to waivers/reimbursements..         .44%(a)         .43%(a)     .23%(a)        .08%(a)         .13%(a)        .17%(a)
Portfolio Turnover Rate................          60%             84%        143%            70%            121%            72%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 1.14%, 1.13%, 1.11%, 1.08%, and 1.13% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.

*       Commencement of operations

# Financial Highlights relates solely to the Institutional Shares of the BEA High Yield Fund investment portfolio of the RBB Fund.

INTERNATIONAL EQUITY FUND#



                                                                                                                   FOR THE PERIOD
                                                                                                                  OCTOBER 1, 1992*
                                                               FOR THE YEAR ENDED AUGUST 31,                              TO
                                        -------------------------------------------------------------------------  AUGUST 31, 1993
                                             1998            1997           1996          1995          1994            1993
                                        ----------------  ------------  ------------  -------------  ------------  ----------------
Net asset value, beginning of
        period.......................   $   22.22         $  19.41      $  18.24      $  20.73       $  18.73      $    15.00
                                        ---------         --------      --------      --------       --------      ----------
  Income from investment operations:
  Net investment income..............        0.15             0.18          0.19          0.06           0.05            0.04
  Net realized and unrealized gains
        on securities and foreign
        currency transactions........        3.26             2.89          1.05         (1.75)          2.60            3.69
                                        ---------         --------      --------      --------       --------      ----------
  Total from investment operations...        3.41             3.07          1.24         (1.69)          2.65            3.73
                                        ---------         --------      --------      --------       --------      ----------
Less Dividends and Distributions:
  Dividends from net investment
        income.......................           -            (0.26)        (0.07)            -          (0.05)              -
  Distributions from capitalized
        gains........................       (2.93)               -             -         (0.80)         (0.60)              -
                                        ---------         --------      --------      --------       --------      ----------
  Total Dividends and Distributions..       (2.93)           (0.26)        (0.07)        (0.80)         (0.65)              -
                                        ---------         --------      --------      --------       --------      ----------
  Net asset value, end of period.....   $   22.70         $  22.22      $  19.41      $  18.24       $  20.73      $    18.73
                                        =========         ========      ========      ========       ========      ==========
Total return.........................       16.74%           15.93%         6.81%(d)     (8.06)%(d)     14.23%(d)       24.87%(c)(d)
Ratios/Supplemental Data:
  Net assets, end of period
        (000's omitted)..............   $ 625,102         $568,510      $682,271      $773,255       $767,190      $  268,404
  Ratio of expenses to average net
        assets.......................        1.14%(a)         1.16%(a)      1.19%(a)      1.25%(a)       1.25%(a)        1.25%(a)(b)
  Ratio of net investment income
        to average net assets........        0.72%            0.71%         0.84%         0.35%          0.33%           0.41%(b)
  Portfolio turnover rate............         141%             126%           86%           78%           104%            106%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 1.23%, 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.




*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA International Equity Fund investment portfolio of the RBB Fund.

MUNICIPAL BOND FUND#


                                                                                                                  FOR THE PERIOD
                                                                    FOR THE YEAR ENDED AUGUST 31,                 JUNE 20, 1994*
                                                   ------------------------------------------------------------    TO AUGUST 31,
                                                       1998              1997           1996           1995            1994
                                                   -------------     -----------   -------------   ------------   --------------

NET ASSET VALUE, BEGINNING OF PERIOD...........    $  14.84          $  14.65       $  15.46       $  15.06       $  15.00
                                                   --------          --------       --------       --------       --------

Income from investment operations
    Net investment income......................        0.70              0.72           0.73           0.71           0.09
    Net realized and unrealized gains
        (losses) on securities and
        foreign currency transactions..........        0.40              0.65          (0.37)          0.50          (0.03)
                                                   --------          --------       --------       --------       --------

    Total from investment operations...........        1.10              1.37           0.36           1.21           0.06
                                                   --------          --------       --------       --------       --------

Less Dividends and Distributions
    Dividends from net investment
        income.................................       (0.71)            (0.72)         (0.74)         (0.76)             -
    Distributions from capital gains...........       (0.11)            (0.46)         (0.43)         (0.05)             -
                                                   ---------         ---------      ---------      --------       --------

    Total Dividends and Distributions..........       (0.82)            (1.18)         (1.17)         (0.81)             -
                                                   ---------         ---------      ---------      ---------      --------

NET ASSET VALUE, END OF PERIOD.................    $  15.12          $  14.84       $  14.65       $  15.46       $  15.06
                                                   ========          ========       ========       ========       ========

Total return...................................        7.62%             9.74%          2.27%          8.42%          0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period
        (000's omitted)........................     $22,229           $19,810        $19,581        $48,978        $42,310
    Ratio of expenses to average net
        assets.................................        1.00%(a)          1.00%(a)       1.00%(a)       1.00%(a)       1.00%(a)(b)
    Ratio of net investment income
        (loss) to average net assets...........        4.72%             4.88%          4.62%          4.76%          3.27%(b)
    Portfolio turnover rate....................          57%               43%            34%            25%             9%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.

(b)     Annualized.

(c)     Not annualized.

*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA Municipal Bond Fund investment portfolio of the RBB Fund.

GLOBAL INCOME FUND#

                                                                 FOR THE YEAR ENDED AUGUST 31,                FOR THE PERIOD
                                               ------------------------------------------------------------  JUNE 20, 1994* TO
                                                    1998             1997           1996           1995       AUGUST 31, 1994
                                               ---------------   ------------   -----------   -------------  ----------------

 NET ASSET VALUE, BEGINNING OF PERIOD.......     $  15.41          $  15.75       $  15.67       $  15.00         $  15.00
                                                 --------          --------       --------       --------         --------
 Income from investment operations
     Net investment income..................         0.87              0.85           0.87           1.06             0.15
     Net realized and unrealized
        gains(losses) on securities
        and foreign currency
        transactions........................        (0.25)            (0.16)          0.58           0.49            (0.15)
                                                 --------          --------       --------       --------         --------
     Total from investment operations.......         0.62              0.69           1.45           1.55              --
                                                 --------          --------       --------       --------
 Less Dividends and Distributions
     Dividends from net investment income...        (0.45)            (0.71)         (1.22)         (0.88)             --
     Distributions from capital gains.......        (0.48)            (0.32)         (0.15)           --               --
                                                 ---------         --------       --------       --------         --------
     Total Dividends and Distributions......        (0.93)            (1.03)         (1.37)         (0.88)             --
                                                 ---------
 NET ASSET VALUE, END OF PERIOD.............     $  15.10          $  15.41       $  15.75       $  15.67         $  15.00
                                                 ========          ========       ========       ========         ========
 Total return...............................         4.19%             4.48%          9.65%         10.72%            0.00%(c)
 RATIO/SUPPLEMENTAL DATA
     Net assets, end of period
        (000's omitted).....................     $ 28,483          $ 44,285       $ 38,348       $ 19,565         $  6,300
     Ratio of expenses to average
        net assets..........................         0.75%(a)          0.75%(a)       0.75%(a)       0.75%(a)         0.75%(a)(b)
     Ratio of net investment
        income(loss) to average net
        assets..............................         5.30%(b)          5.31%          7.37%          7.26%            5.64%(b)
     Portfolio turnover rate................          283%               98%            87%            91%               0%(c)


--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and 1.92% annualized for the period ended August 31, 1994.

(b)     Annualized.

(c)     Not annualized.

*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA Strategic Global Fixed Income Fund investment portfolio of the
        RBB Fund.

U.S. CORE EQUITY FUND#



                                                                                                               FOR THE PERIOD
                                                                            AUGUST 31,                       SEPTEMBER 1, 1994*
                                                      ----------------------------------------------------        THROUGH
                                                          1998                 1997               1996         AUGUST 31, 1995
                                                      -------------       -------------      -------------   -------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD........................................      $   24.40               $ 19.05            $ 17.86            $ 15.00
                                                      ---------               -------            -------            -------
  Income from Investment
    Operations:
  Net Investment Income (Loss)..................           0.01                  0.14               0.20               0.22
  Net Gain (Loss) from Securities and
    Foreign Currency Related Items
    (both realized and unrealized)..............           0.88                  6.82               2.81               2.72
                                                      ---------               -------            -------            -------
  Total from Investment Operations..............           0.89                  6.96               3.01               2.94
                                                      ---------               -------            -------            -------
  Less Distributions:
  Dividends from Net Investment
    Income......................................          (0.13)                (0.20)             (0.21)             (0.08)
  Distributions from Realized Gains.............          (3.43)                (1.41)             (1.61)              0.00
                                                      ---------               -------            -------            -------
  Total Distributions...........................          (3.56)                (1.61)             (1.82)             (0.08)
                                                      ---------               -------            -------            -------
NET ASSET VALUE, END OF
  PERIOD........................................      $   21.73               $ 24.40            $ 19.05            $ 17.86
                                                      =========               =======            =======            =======
Total Return....................................           3.18%                38.32%             17.59%             19.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's omitted).......      $  63,514               $86,182            $59,015            $31,644
Ratios to Average Daily Net Assets:
  Operating Expenses............................           1.00%(a)              1.00%(a)           1.00%(a)           1.00%(a)
  Net Investment Income (Loss)..................            .23%(b)               .67%              1.25%              1.59%
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements......................            .18%                  .18%               .34%               .51%
Portfolio Turnover Rate.........................            164%                   93%               127%               123%

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.18%, 1.18% and 1.34%, for the years ended August 31, 1998, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995.

(b)     Annualized.

(c)     Not annualized.




*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA U.S. Core Equity Fund investment portfolio of the RBB Fund.

U.S. CORE FIXED INCOME FUND#



                                                                                                                FOR THE PERIOD
                                                                  AUGUST 31,                                    APRIL 1, 1994*
                                             ---------------------------------------------------------------        THROUGH
                                                   1998              1997           1996            1995        AUGUST 31, 1995
                                             --------------       ----------     ----------     ------------    ---------------

NET ASSET VALUE, BEGINNING OF
  PERIOD...................................   $      15.65         $  15.06       $  15.42        $   14.77         $ 15.00
                                              ------------         --------       --------        ---------         -------
  Income from Investment
    Operations:
  Net Investment Income (Loss).............           0.84             0.92           0.95             0.88            0.42
  Net Gain (Loss) from Securities and
    Foreign Currency Related Items
    (both realized and unrealized).........           0.33             0.76          (0.16)            0.61           (0.40)
                                               -----------          --------       --------        ---------         -------
  Total from Investment
   Operations..............................           1.17             1.68           0.79             1.49            0.02
                                              ------------          --------       --------        ---------         -------
  Less Distributions:
  Dividends from Net Investment
    Income.................................          (0.87)           (0.97)         (0.93)           (0.84)          (0.25)
  Distributions from Realized Gains........          (0.23)           (0.12)         (0.22)           (0.00)           0.00
                                               -----------         --------       --------        ----------        -------
  Total Distributions......................          (1.10)           (1.09)         (1.15)           (0.84)          (0.25)
                                              ------------         --------       --------        ---------         -------
NET ASSET VALUE, END OF
  PERIOD...................................   $      15.72         $  15.65       $  15.06        $   15.42         $ 14.77
                                              ============         ========       ========        =========         =======
Total Return...............................           7.77%           11.53%          5.23%(c)        10.60%           0.17%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's omitted)..
                                              $    393,529         $177,219       $118,596        $  99,250         $30,016
Ratios to Average Daily Net
  Assets:
  Operating Expenses.......................           0.47%(a)         0.50%(a)       0.50%(a)         0.50%(a)        0.50%(a)(b)
  Net Investment Income (Loss).............           5.87%(b)         6.31%          6.43%            6.47%           6.04%(b)
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements.................            .24%             .28%           .28%            .34%             .44%
Portfolio Turnover Rate....................            372%(c)          372%           201%            304%             186%

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been .74%, .78%, .78% and .84%, annualized for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.

(b)     Annualized.

(c)     Not annualized.




*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA U.S. Core Fixed Income Fund investment portfolio of the RBB Fund.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

        The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

EMERGING MARKETS FUND

        The investment objective of the Emerging Markets Fund is to provide long-term appreciation of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that currently will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to allocate investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during temporary defensive periods, maintain investments in at least three Emerging Market countries.

        The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA or Credit Suisse Asset Management Limited, sub-investment adviser to the Emerging Markets Fund ("CSAM" and collectively with BEA, as applicable, the "Adviser"), believes the income will contribute to the securities' capital appreciation potential.

        An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

        To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities, including convertible debt securities, may include lower-rated or comparable unrated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

HIGH YIELD FUND

        The investment objective of the High Yield Fund is to provide high total return. The Fund seeks to achieve this objective by investing primarily in high yield high risk fixed-income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest at least 65% of its total assets in such high yield fixed-income securities. The Fund may also invest in fixed-income securities which may have equity characteristics, such as convertible bonds and equity securities such as warrants and options. The Fund is not limited in the extent to which it can invest in securities rated below BBB, the fourth highest bond rating of Standard & Poor's Rating Services ("S&P"), or in comparable unrated securities. (Securities rated BBB or better by S&P are commonly referred to as "investment grade.") See "Risk Factors and Special Considerations -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on the assessment of market opportunities by BEA.

        The value of the securities held by the Fund and thus the net asset value of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

INTERNATIONAL GROWTH FUND

        The International Growth Fund's investment objective is to provide long-term appreciation of capital. The Fund will pursue its objective by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in, but not limited to, Argentina, Australia, Austria, Brazil, Canada, Chile, Columbia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined above under "Investment Objectives and Policies -- Emerging Markets Fund," but does not expect to invest more than 40% of its total assets (at the time of purchase) in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.

        Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts of companies. In choosing investments, the Adviser looks for companies that present attractive opportunities for capital growth.

        The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated or comparable unrated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

MUNICIPAL BOND FUND

        The investment objective of the Municipal Bond Fund is to provide high total return. The Fund seeks to achieve this objective by investing at least 80% of its total assets in fixed-income securities issued by state and local governments ("Municipal Obligations"), although the Fund may invest its assets without limitation in securities of below investment-grade quality. See "Risk Factors and Special Considerations -- Lower-Rated Securities." The Fund may invest up to 40% of its assets (at the time of purchase) in municipal obligations the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax ("Alternative Minimum Tax Securities").

        The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

        Eligible Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations.

        Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described in the Statement of Additional Information under "Common Investment Policies -- All Funds -- Illiquid Securities."

SELECT EQUITY FUND

      The investment objective of the Select Equity Fund is to seek long-term appreciation of capital. The Fund seeks to achieve its investment objective by investing primarily in U.S. equity securities that the Adviser believes are undervalued. The Adviser will apply its Select Equity analysis in assembling and managing the Fund's portfolio. In the selection of industry sectors to emphasize, the Adviser searches for sectors with favorable economic profit trends. Within this framework, the Adviser will select specific securities by emphasizing, in addition to traditional analyses such as price/earnings ratios, the economic profit of a company measured by its cash flow relative to its capital assets. The Fund normally will not emphasize dividend income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential.

      Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, convertible securities, and other securities, such as rights and warrants, which derive their values from common stocks. The Fund may also invest in fixed income securities and in money market instruments. The Fund may purchase lower-rated or comparable unrated convertible securities and fixed income securities.

        The Fund may invest without limit in foreign securities, principally through the purchase of dollar-denominated ADRs of foreign issuers, and engage in foreign currency transactions. See below, and "Risk Factors and Special Considerations -- Foreign Securities" and "-- Foreign Currency Transactions." The Fund may also purchase lower-rated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

GLOBAL INCOME FUND

        The investment objective of the Global Income Fund is to provide high total return. The Fund seeks to achieve this objective by investing at least 65% of its total assets in fixed income securities issued by foreign and domestic corporations, governments and agencies. Under normal market conditions, the Fund will seek to maintain an average weighted quality not lower BBB, the fourth highest bond rating of S&P, or in comparable unrated securities. (Securities rated BBB or better by S&P are commonly referred to as "investment grade."). The Fund may invest in fixed-income securities which may have equity characteristics, such as convertible bonds. The Fund will not limit its investments in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. The Fund's investments in fixed income securities may include securities rated D by S&P, which are in default. See "APPENDIX" for further information concerning the ratings of Moody's and S&P and their significance. The portion of the Fund's assets invested in various countries will vary from time to time depending the assessment of market opportunities by BEA or CSAM, the Fund's sub-investment adviser. There is no limit on investments in any region, country or currency, although the Fund will normally invest in at least three different countries. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

        In addition to fixed income securities issued by foreign and domestic corporations, the Fund may also invest in foreign government securities ("sovereign bonds"), U.S. Government securities including government agencies' securities, debt obligations of supranational entities, Brady Bonds, loan participations and assignments, convertible securities, mortgage-backed securities, asset-backed securities, zero-coupon securities, when-issued securities, repurchase and reverse repurchase agreements and dollar rolls.

U.S. EQUITY FUND

      The investment objective of the U.S. Equity Fund is to provide long-term appreciation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Fund may also invest up to 35% of its assets in dollar-denominated ADRs of foreign issuers and similar securities and in lower-rated or comparable unrated convertible securities. For defensive purposes, the Fund may invest up to 35% of its total assets in fixed income securities. The Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

U.S. FIXED INCOME FUND

      The investment objective of the U.S. Fixed Income Fund is to provide high total return. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in domestic fixed income securities. Debt securities may include, without limitation, bonds, debentures, notes, equipment lease and trust certificates, mortgage-related securities of corporate issuers, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in debt securities of foreign issuers, including emerging market debt. With respect to 35% of the Fund's total assets, the Fund may also invest in other securities, including, but not limited to, equity securities such as preferred stock and equity-related securities. Under normal market conditions, the Fund will seek to maintain an average dollar-weighted credit rating comparable to the AA rating of S&P. Subject to this condition, however, the Fund may invest in lower-rated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities" below. The Adviser estimates that the average weighted maturity of the Fund will range between 5 and 15 years.

      Depending on prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the fixed income investments in the Fund and a decline in interest rates will generally increase the value of those investments. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers.

PORTFOLIO INVESTMENTS

      TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Fund's Adviser, each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent a Fund invests in temporary investments, the Fund may not achieve its investment objective.

      RULE 144A SECURITIES. Rule 144A Securities (as defined below) are securities which are restricted as to resale to the general public, but which may be resold to "qualified institutional buyers." Each Fund may invest in Rule 144A Securities that the Fund's Adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

      BORROWING. Each Fund may borrow up to 33-1/3 percent of its total assets without obtaining shareholder approval. The Funds intend to borrow or to engage in reverse repurchase agreements or dollar roll transactions only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and
"-- Borrowing."

        LENDING OF PORTFOLIO SECURITIES. Each Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned (105% in the case of foreign securities loaned). Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily. A Fund may not make loans in excess of 50% of its total assets immediately before such loans.

        INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

        U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which each Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

RISK FACTORS AND SPECIAL CONSIDERATIONS

        For certain additional risks related to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."

        GENERAL. Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. U.S. Government securities are considered to be of the highest credit quality available. U.S. Government securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.

        FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

        Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        In general, less information is publicly available with respect to certain foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

        DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

        FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Fund's Adviser.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

        EMERGING MARKETS. (Emerging Markets Fund, Global Telecommunications Fund, International Growth Fund and U.S. Fixed Income Fund only) Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

        LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

        Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

        In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability of the Fund's Adviser to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

        FIXED INCOME SECURITIES. The value of the fixed income securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon the Adviser's assessment of economic and market conditions.

        NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to the relevant Fund's Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

        Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

      NON-DIVERSIFIED STATUS. Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

        YEAR 2000 COMPLIANCE. Many services provided to a Fund and their shareholders by BEA, CSAM, Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"), certain of the latter's affiliates (collectively, the "Service Providers"), and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

        The Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally.

        The Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

        GENERAL. Investment methods described in this prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE

        A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Fund's Adviser believes it to be in the best interests of the relevant Fund. The Fund's Adviser will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is not possible to predict each Fund's portfolio turnover rate. However, it is anticipated that, under normal market conditions, each Fund's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and Portfolio Transactions" in the Statement of Additional Information.

        All orders for transactions in securities or options on behalf of a Fund are placed by the Fund's Adviser with broker-dealers that it selects, including Counsellors Securities and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize Counsellors Securities or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Fund's Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

STRATEGY AVAILABLE TO ALL FUNDS

        FOREIGN CURRENCY TRANSACTIONS. The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. A forward foreign currency exchange contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than those available on a "spot" (or cash) basis. A Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that such contracts are entered into to enhance total return, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to maintain in a segregated account cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

STRATEGY AVAILABLE TO ALL FUNDS -- EXCEPT THE MUNICIPAL BOND FUND

        MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as the FNMA and the FHLMC, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds. Prepayments involve the risk that funds received upon prepayment may have to be reinvested at lower interest rates.

        Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

        ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

        Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.

        CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors and Special Considerations -- Lower-Rated Securities".

STRATEGIES AVAILABLE TO THE MUNICIPAL BOND FUND

        TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The Fund may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.

        During normal market conditions, up to 20% of the Fund's net assets may be invested in securities which are not Municipal Obligations; at least 80% of the Fund's net assets will be invested in Municipal Obligations the interest on which is exempt from regular federal income tax. During temporary defensive periods, the Fund may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories, applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Adviser, and may also include, without limitation, other debt obligations, such as bank obligations. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

        The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

        ALTERNATIVE MINIMUM TAX SECURITIES. The Fund may invest up to 40% of its assets (at the time of purchase) in Alternative Minimum Tax Securities, which are certain securities issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Securities is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Securities acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Securities.

INVESTMENT GUIDELINES

        Although there is no current intention of doing so in the coming year, each Fund is authorized to (i) purchase securities on a when-issued basis and purchase or sell securities for delayed delivery, (ii) purchase forward commitments and (iii) (except in the case of the Municipal Bond Fund) purchase stand-by commitments. Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary or emergency purposes, such as meeting redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 33-1/3% of total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) exceed 5% of a Fund's assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing and the limitation on further investments when borrowings exceed 5% of Fund assets, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information under "Investment Limitations".

        Any investment policy or limitation which involves a maximum or minimum percentage of securities shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

MANAGEMENT OF THE FUNDS


        INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER. BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements and CSAM serves as sub-investment adviser to each of the Emerging Markets Fund and the Global Income Fund pursuant to a sub-investment advisory agreement (collectively, the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse and the U.S. arm of Credit Suisse Asset Management. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1998, BEA managed approximately $35.2 billion in assets. BEA currently acts as investment adviser for twenty-two investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of thirteen other registered investment companies. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.


        CSAM is a wholly-owned subsidiary of Credit Suisse. Credit Suisse had identified BEA and CSAM as its leading institutional international asset management product centers. As of June 30, 1998, CSAM managed $35 billion in discretionary assets. CSAM Limited is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CSAM's principal offices are located at Beaufort House, 1 St. Botolph Street, GB-London EC3A 7JJ.

        For the advisory services provided and expenses assumed by BEA, the Global Telecommunications Fund, the High Yield Fund, the International Growth Fund, the Long-Short Neutral Fund, the Long-Short Equity Fund, the Municipal Bond Fund, the Select Equity Fund, U.S. Equity Fund and U.S. Fixed Income Fund each pay BEA a fee computed at an annual rate of 1.00%, .70%, .80%, .70%, .75% ,
 .75% and .375% of the Fund's average net assets, computed daily and payable quarterly. For the advisory services provided and expenses assumed by BEA, the Emerging Markets Fund and the Global Income Fund each pay BEA a fee computed at an annual rate of 1.00% and .50%, respectively, of the Fund's average net assets, computed daily and payable quarterly, out of which BEA pays CSAM for sub-investment advisory services.

        BEA, CSAM and each Fund's co-administrators may, at their discretion, from time to time agree to voluntarily waive all or any portion of their fees and temporarily limit the expenses to be borne by the Funds.

        The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreements relate.

        PORTFOLIO MANAGERS. Emerging Markets Fund and International Growth Fund. The day-to-day portfolio management of the Emerging Markets Fund and International Growth Fund is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals:
William P. Sterling (Executive Director), Steven D. Bleiberg (Managing Director), Richard Watt (Managing Director), Susan Boland (Senior Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years. Ms. Boland joined BEA in 1996, prior to which time she was a director and portfolio manager for Barran & Partners Limited where she managed a hedge fund that invested in European equities. Prior to 1995, she was a partner and European portfolio manager for Teton Partners. Ms. Alejos joined BEA in 1997, prior to which time she was a vice president and an emerging markets portfolio manager with Bankers Trust. Mr. Hrabchak joined BEA in 1997, prior to which time he was a senior portfolio manager at Merrill Lynch Asset Management in Hong Kong, where he chaired the Asia Pacific Investment Strategy Committee and managed institutional portfolios. Prior to 1995, he was an associate in investment banking at Salomon Brothers.

        Global Telecommunications Fund. The day-to-day portfolio management of the Global Telecommunications Fund is the responsibility of the BEA Global Telecommunications Management Team. The Team consists of the following investment professionals: William P. Sterling (Executive Director), Steven D. Bleiberg (Managing Director), Richard Watt (Managing Director), James Abate (Senior Vice President), Stephen Waite (Vice President), Emily Alejos (Vice President) and Robert Hrabchak (Vice President). Mr. Abate joined BEA in 1995; previously, he was a Managing Director for Vert Independent Capital Research. Prior to joining Vert, Mr. Abate was a manager in Price Waterhouse's Valuation/Corporate Finance Group. Mr. Waite joined BEA in 1995, prior to which he was vice president and senior European economist for Merrill Lynch & Company in London.

        High Yield Fund. The day-to-day portfolio management of the High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Executive Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), John Tobin (Senior Vice President) and Mary Ann Thomas (Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was vice president and industry analyst with Bankers Trust Company. Ms. Thomas joined BEA in 1997, prior to which time she was a vice president and high yield bond analyst in the Capital Management Group of the Prudential Insurance Company of America where she specialized in analyzing high yield bonds for insurance funds. Prior to 1994, she was an equity analyst at Lieber and Company.

        Municipal Bond Fund and Global Income Fund. The day-to-day portfolio management of the Municipal Bond and Global Income Funds is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Robert Justich (Senior Vice President), Ira Edelblum (Senior Vice President), Jo Ann Corkran (Senior Vice President) and Diane Damskey (Vice President). Messrs. Moore, Diliberto and Edelblum have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Justich joined BEA in 1995, prior to which he worked at Merrill Lynch and as a manager of Financial Services with Arthur Young & Company. Ms. Corkran joined BEA in 1997, prior to which time she was a director of mortgage-backed securities at Morgan Stanley. Prior to 1994, she was a vice president at Greenwich Capital. Ms. Damskey joined BEA in 1997, prior to which time she managed fixed income portfolios at Global Emerging Markets Advisors. Prior to 1996, she was a senior vice president and portfolio manager for the First National Bank of Chicago.

        Select Equity Fund. The day-to-day portfolio management of the Select Equity Fund is the responsibility of the BEA Select Economic Value Equity Management Team. The Team consists of the following investment professionals:
William W. Priest,

Jr. (Chief Executive Officer and Executive Director of BEA), John Hurford (Executive Director), James Abate (Senior Vice President), Susan Everly (Vice President) and James Mecca (Vice President). Messrs. Priest and Hurford have, on an individual basis, been engaged as investment professionals with BEA for more than twenty-five years. Ms. Everly joined BEA in 1998. Previously, she was a securities analyst at Goldman Sachs for two years. Prior to joining Goldman Sachs, she was a student at Harvard Business School for 2 years. Prior to 1994, she was an analyst at CS First Boston for 4 years. Mr. Mecca joined BEA in 1998. Previously, he was a securities analyst at Goldman, Sachs & Co. for 2 years. Prior to joining Goldman Sachs, he was at Bankers Trust where he was an Emerging Markets Equity Trader for 3 years.

        U.S. Equity Fund. The day-to day portfolio management of the U.S. Equity Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), Eric N. Remole (Managing Director), James A. Abate (Senior Vice President), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President).

        U.S. Fixed Income Fund. The day-to-day portfolio management of the U.S. Fixed Income Fund is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Robert Justich (Senior Vice President), Ira Edelblum (Senior Vice President), Jo Ann Corkran (Senior Vice President) and Diane Damskey (Vice President).

        CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing certain materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports and tax returns and monitoring and developing compliance procedures for the Funds. No compensation is payable by the Funds to Counsellors Service for co-administration services for the Institutional Shares.

        Each Fund also employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Funds each pay PFPC a fee calculated at an annual rate of .125% of each Fund's average daily net assets attributable to the Institutional Shares, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

        CUSTODIAN. Brown Brothers Harriman & Co. ("BBH") serves as custodian of the assets of each Fund. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.

        TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., an affiliated company ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

        DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by any Fund to Counsellors Securities for its distribution services for Institutional Shares.

        BEA, CSAM or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more BEA Institutional Funds. BEA, CSAM or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

        DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT


        In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone BEA Institutional Funds at 800-401-2230. An investor may also obtain an account application by writing to:


                                  BEA Institutional Funds
                                  P.O. Box 8500
                                  Boston, Massachusetts 02266-8500

           OR
           Overnight to:

                                  BFDS
                                  Attn.:  BEA
                                  Institutional Funds
                                  66 Brooks Drive
                                  Braintree, Massachusetts  02184

        Completed and signed account applications should be sent to the above. References in this Prospectus to shareholders or investors also include Institutions which may act as record holder of Institutional Shares.


        CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone BEA Institutional Funds at 800-401-2230. Institutions and their customers are responsible for maintaining current account registration and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.


HOW TO PURCHASE SHARES

        GENERAL. Shares representing interests in the Funds are offered continuously for sale by the Funds' distributor. Except as described below, the Institutional Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the address set forth above. Initial investments in any Fund must be at least $3,000,000, except Shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Fund must be at least $100,000. In addition, a Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg, BEA or their affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements.

        After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased.

The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.


        BY MAIL. If the investor desires to purchase Institutional Shares by mail, a check or Federal Reserve Draft made payable to the Fund or BEA Institutional Funds (in U.S. currency) should be sent along with the completed account application to BEA Institutional Funds at an address set forth above. Checks payable to the investor and endorsed to the order of the Fund or BEA Institutional Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or Federal Reserve Drafts that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or Federal Reserve Drafts are entitled to receive dividends and distributions beginning on the day your purchase order is executed. Checks or Federal Reserve Drafts in payment for shares of more than one BEA Institutional Fund should be made payable to BEA Institutional Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.


        BY WIRE. Investors may also purchase Institutional Shares in a Fund by wiring funds from their banks. Federal funds may be wired using the following wire address:

                    State Street Bank and Trust Company
                    ABA# 0110 000 28
                    Attn.: Mutual Funds/Custody Department
                    BEA Institutional Funds
                    DDA# 9905-227-6
                    F/F/C: [Account # and Registration]

        If payment by wire is received prior to the close of regular trading on the NYSE in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry.

        PURCHASES IN-KIND. Subject to the approval of the Adviser, investors may acquire shares of any of the Funds in exchange for portfolio securities that are eligible for investment by the relevant Fund or Funds. Such portfolio securities must (a) meet the investment objectives and policies of the Funds, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable. Generally an investor will recognize for federal income tax purposes any gain or loss realized on an exchange of property for shares. Under certain circumstances, initial investors may not recognize gain or loss on such an exchange. Investors, particularly initial investors, are urged to consult their tax advisers in determining the particular federal income tax consequences of their purchase in-kind. Such exchanges will be subject to each Fund's minimum investment requirement. Shareholders may be required to bear certain administrative or custodial costs in effecting purchases in-kind.

        GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in BEA's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES

        REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

        Institutional Shares of the Funds may be redeemed by mail. If an investor desires to redeem his shares, a written request for redemption should be sent to BEA Institutional Funds at an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered.

        After receipt of the redemption request by mail, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. Payment of redemption proceeds may be delayed for up to 15 days pending a determination that the check has cleared.

        If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of BEA, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

        The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

        If, due to redemptions, the value of an investor's account drops to less than $500, each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 30 days to make an additional investment before a redemption will be processed by the Fund.

        REDEMPTION IN-KIND. The Funds reserve the right, at their discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their shares. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

        EXCHANGE OF SHARES. An investor may exchange Institutional Shares of a Fund for Institutional Shares of another Fund at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Fund may refuse exchange purchases at any time without prior notice.

        The exchange privilege is available to shareholders residing in any state in which the Institutional Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, an investor should contact BEA Institutional Funds at 800-401-2230.


        Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES


        DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each of the Emerging Markets Fund, International Growth Fund, Select Equity Fund and U.S. Equity Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders annually. Each of the High Yield Fund, Global Income Fund and U.S. Fixed income Fund will distribute substantially all of its net realized capital gains, if any, to its shareholders annually and will distribute net investment income at least quarterly. The Municipal Bond Fund will distribute substantially all of its net realized capital gains, if any, annually and all net investment income monthly. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Institutional Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to BEA Institutional Funds at an address set forth under "How to Open an Account" or by calling BEA Institutional Funds at 800-401-2230.


        Special Distribution Matters Relating to the Municipal Bond Fund. If, for any full fiscal year, the Municipal Bond Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

        A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

        TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

        Investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

        Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Fund shares or whether such distributions are received in cash or reinvested in Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.



        Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.

        Dividends and interest received by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

        Special Tax Matters Relating to the Municipal Bond Fund. As a regulated investment company, the Municipal Bond Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1996 and (ii) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors.

        GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

        Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

        The net asset value per Institutional Share of each Fund is computed by adding the Institutional Shares' pro rata share of the value of the Fund's assets, deducting the Institutional Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares and then dividing the result by the total number of outstanding Institutional Shares.

      Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE

        The Funds quote the performance of Institutional Shares separately from Common Shares and Advisor Shares. The net asset value of Institutional Shares is listed in The Wall Street Journal each business day under the heading "BEA Institutional Funds." From time to time, each Fund may advertise yield and average annual total return of its Institutional Shares over various periods of time. The yield refers to net investment income generated by the Institutional Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Institutional Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Municipal Bond Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Institutional Shares' tax-free yield. It is calculated by increasing the yield shown for the Institutional Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Institutional Shares' yield. Total return figures show the average percentage change in value of an investment in the Institutional Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Institutional Shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in Institutional Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

        When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Institutional Shares for various periods, representing the cumulative change in value of an investment in the Institutional Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

        Investors should note that yield, tax equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statements of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling BEA Institutional Funds at 800-401-2230.



        A Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc., Mutual Fund Forecaster or Morningstar, Inc., or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, Salomon Smith Barney U.S. 1-Month Treasury Bill Index(TM), national publications such as Money, Forbes, Barron's, The Wall Street Journal or the New York Times or publications of a local or regional nature, and other industry publications.


        In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION


        ORGANIZATION. On July 31, 1998, the Emerging Markets Fund, International Growth Fund, High Yield Fund, Municipal Bond Fund, Global Income Fund, the Select Equity Fund, U.S. Equity Fund and U.S. Fixed Income Fund were each incorporated under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets II Fund, Inc.," "Warburg, Pincus International Growth Fund, Inc.," "Warburg, Pincus High Yield Fund, Inc.," "Warburg, Pincus Municipal Bond Fund, Inc.," "Warburg, Pincus Strategic Global Fixed Income Fund, Inc.," "Warburg, Pincus Select Economic Value Equity Fund, Inc.," "Warburg, Pincus U.S. Core Equity Fund, Inc." and "Warburg, Pincus U.S. Core Fixed Income Fund, Inc.," respectively. Each Warburg Pincus Fund is an open-end mutual fund. On October 23, 1998, each Fund acquired all of the assets and liabilities of the corresponding investment portfolio of the RBB Fund.


        Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

        MULTI-CLASS STRUCTURE. Each Fund currently offers another class of shares, the Common Shares, pursuant to a separate prospectus. Individual investors may purchase Common Shares and, if and when offered, individual investors may only purchase Advisor Shares, through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares and Advisor Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares and the total return of Advisor Shares can be expected to be lower than the total return on Common Shares and Institutional Shares. Investors may obtain information concerning the Common Shares and, if and when offered, the Advisor Shares from their investment professional or by calling Counsellors Securities at 800-369-2728. Unless the context clearly suggests otherwise, references to a Fund in this Prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


        VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.


        SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling BEA Institutional Funds at 800-401-2230 or on the BEA Institutional Funds Web site at www.beafunds.com.


        The Institutional Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                      -----------------------------------

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE INSTITUTIONAL SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

The Funds' Expenses............................................................2
Financial Highlights...........................................................3
Investment Objectives and Policies............................................10
Portfolio Investments.........................................................13
Risk Factors and Special Considerations.......................................14
Portfolio Transactions and Turnover Rate......................................17
Certain Investment Strategies.................................................18
Investment Guidelines.........................................................20
Management of the Funds.......................................................20
How to Open an Account........................................................23
How to Purchase Shares........................................................23
How to Redeem and Exchange Shares.............................................25
Dividends, Distributions and Taxes............................................26
Net Asset Value...............................................................28
Performance...................................................................28
General Information...........................................................29



                      P.O. Box 8500, Boston, MA 02266-8500
                                  800-401-2230
                                www.beafunds.com

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

        Commercial paper rated A-1 by Standard & Poor's Rating Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

        The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

        The following summarizes the ratings used by S&P for corporate bonds:

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

        B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

        To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The following summarizes the ratings used by Moody's for corporate bonds:

        Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of Igreater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

        The following summarizes the two highest ratings used by S&P for short-term notes:

        SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

        SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

        The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

        The following summarizes the ratings used by S&P for Municipal
Obligations:

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

        B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

        To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The following summarizes the highest four municipal ratings used by
Moody's:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

        Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      STATEMENT OF ADDITIONAL INFORMATION
                                October 26, 1998
                                 Common Shares

                 WARBURG, PINCUS INTERNATIONAL GROWTH FUND, INC.
                 WARBURG, PINCUS EMERGING MARKETS II FUND, INC.
                  WARBURG, PINCUS U.S. CORE EQUITY FUND, INC.
                WARBURG, PINCUS U.S. CORE FIXED INCOME FUND, INC.
            WARBURG, PINCUS STRATEGIC GLOBAL FIXED INCOME FUND, INC.
              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                      WARBURG, PINCUS HIGH YIELD FUND, INC.
                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
             WARBURG, PINCUS SELECT ECONOMIC VALUE EQUITY FUND, INC.



                P.O. Box 9030, Boston, Massachusetts 02205-9030


                       For information, call 800-WARBURG




                  This combined Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the Common Shares of Warburg Pincus International Growth, Warburg Pincus Emerging Markets II, Warburg
Pincus U.S. Core Equity, Warburg Pincus U.S. Core Fixed Income, Warburg Pincus Strategic Global Fixed Income, Warburg Pincus Global Telecommunications, Warburg Pincus High Yield, Warburg Pincus Municipal Bond and Warburg Pincus Select Economic Value Equity Funds (collectively, the "Funds"), dated October 26, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at 800-927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS


                                                                                                               Page
GENERAL...........................................................................................................1

COMMON INVESTMENT POLICIES -- ALL FUNDS...........................................................................1

COMMON INVESTMENT OBJECTIVES AND POLICIES -- WARBURG PINCUS INTERNATIONAL
GROWTH, WARBURG PINCUS EMERGING MARKETS II, WARBURG PINCUS U.S. CORE
EQUITY, WARBURG PINCUS U.S. CORE FIXED INCOME, WARBURG PINCUS GLOBAL
TELECOMMUNICATIONS, WARBURG PINCUS HIGH YIELD, WARBURG PINCUS STRATEGIC GLOBAL
FIXED INCOME AND WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUNDS ...............................................8

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- WARBURG PINCUS INTERNATIONAL
GROWTH, WARBURG PINCUS EMERGING MARKETS II, WARBURG PINCUS U.S. CORE
EQUITY, WARBURG PINCUS GLOBAL TELECOMMUNICATIONS AND WARBURG PINCUS
SELECT ECONOMIC VALUE EQUITY FUNDS ..............................................................................22

SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- WARBURG PINCUS GLOBAL
TELECOMMUNICATIONS FUND .........................................................................................22

SUPPLEMENTAL INVESTMENT POLICIES -- WARBURG PINCUS MUNICIPAL BOND FUND ..........................................23

INVESTMENT LIMITATIONS...........................................................................................24
RISK FACTORS.....................................................................................................26
DIRECTORS AND OFFICERS...........................................................................................31
DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999........................................................35
INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS...................................................................35
PORTFOLIO TRANSACTIONS AND TURNOVER RATE.........................................................................41
PURCHASE AND REDEMPTION INFORMATION..............................................................................45
VALUATION OF SHARES..............................................................................................45
PERFORMANCE AND YIELD INFORMATION................................................................................47
TAXES............................................................................................................50
ADDITIONAL INFORMATION CONCERNING THE FUNDS' SHARES..............................................................59
MISCELLANEOUS....................................................................................................59
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................60
FINANCIAL STATEMENTS.............................................................................................60
APPENDIX A......................................................................................................A-1
APPENDIX B......................................................................................................B-1

                                     GENERAL


                  The investment objective of the Warburg Pincus International Growth ("International Growth"), Warburg Pincus Emerging Markets II ("Emerging Markets"), Warburg Pincus Global Telecommunications ("Global Telecommunications"), Warburg Pincus Select Economic Value Equity ("Select Equity") and Warburg Pincus U.S. Core Equity ("U.S. Equity") Funds is to provide long-term appreciation of capital.






                  The investment objective of the Warburg Pincus High Yield ("High Yield"), Warburg Pincus Municipal Bond ("Municipal Bond"), Warburg Pincus Strategic Global Fixed Income ("Global Income") and Warburg Pincus U.S. Core Fixed Income (U.S. Fixed Income") Funds is to provide high total return.





                  Each of the Funds is an open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1988.

                  Unless otherwise indicated, the following investment policies may be changed by the Funds' Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Funds' combined Prospectuses.

                     COMMON INVESTMENT POLICIES -- ALL FUNDS

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by the Funds.

                  NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


                  REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BEA Associates ("BEA") or, if applicable, Credit Suisse Asset Management Limited ("CSAM"), the Fund's adviser (each, an "Adviser"). A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the

Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain segregated accounts with their custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio fund securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

                  STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

                  ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that the Adviser has determined are liquid pursuant to guidelines established by the Funds' Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

                  The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Funds.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 50% of its total assets (in the case of the Select Equity Fund, up to 33-1/3% of its total assets, including the loan collateral) to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned (for the Select Equity Fund, at least equal to 102% of the market value of the Securities loaned), plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

                  BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet Fund redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.



  COMMON INVESTMENT OBJECTIVES AND POLICIES -- INTERNATIONAL GROWTH, EMERGING
    MARKETS, U.S. EQUITY, U.S. FIXED INCOME, GLOBAL TELECOMMUNICATIONS, HIGH
                  YIELD, GLOBAL INCOME AND SELECT EQUITY FUNDS

                  U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

                  FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the

U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.

As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

                  The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors and Special Considerations -- Lower-Rated Securities" in the Prospectus.

                  MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

                  Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                  ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

                  ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

                  STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

                  ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS--NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. From time to time, a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future capital appreciation.

                  Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

                  The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

                  Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

                  There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

                  HEDGING. Each of the Funds may engage in various hedging strategies. See "Certain Investment Strategies -- Foreign Currency Transactions" in the Prospectus.

                  FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

                  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

                  At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

                  The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

                  Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                  OPTIONS AND FUTURES CONTRACTS. The Funds, except the Municipal Bond Fund, may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

                  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
              INTERNATIONAL GROWTH, EMERGING MARKETS, U.S. EQUITY,
               GLOBAL TELECOMMUNICATIONS AND SELECT EQUITY FUNDS

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                         GLOBAL TELECOMMUNICATIONS FUND

                  Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

                  Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.


                       SUPPLEMENTAL INVESTMENT POLICIES --
                               MUNICIPAL BOND FUND

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

                  The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds issued after August 7, 1986 that is received by taxpayers subject to federal alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

                  Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                             INVESTMENT LIMITATIONS

                  The Funds have adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

                  1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  7. Except for the Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Telecommunications Fund will concentrate in the telecommunications industry.

                  For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                  In addition to the fundamental investment limitations specified above, a Fund may not:

                  1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                  2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                  3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

                  The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

                  Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                  Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                  RISK FACTORS

                  FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

                  Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

                  In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

                  Reporting Standards. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Funds than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                  Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

                  Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

                  Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

                  Operating Expenses. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

                  LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The High Yield, U.S. Fixed Income, Global Income, and the Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

                  Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

                  A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

                  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

                  Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser will monitor the issuers of lower-rated debt securities in the Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Funds can meet redemption requests. The Adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Funds, their ages, business addresses and principal occupations during the past five years are:

Richard N. Cooper* (64)                      Director
Harvard University                           Professor at Harvard University; National Intelligence
1737 Cambridge Street                        Council from June 1995 until January 1997; Director or
Cambridge, Massachusetts 02138               Trustee of Circuit City Stores, Inc. (retail electronics
                                             and appliances) and Phoenix Home Life Mutual Insurance
                                             Company; Director/Trustee of other investment companies
                                             advised by Warburg.

Jack W. Fritz (71)                           Director
2425 North Fish Creek Road                   Private investor; Consultant and Director of Fritz
P.O. Box 483                                 Broadcasting, Inc. and Fritz Communications (developers
Wilson, Wyoming 83014                        and operators of radio stations); Director of Advo, Inc.
                                             (direct mail advertising); Director/Trustee of other
                                             investment companies advised by Warburg.

John L. Furth* (67)                          Chairman of the Board
466 Lexington Avenue                         Vice Chairman, Managing Director and Director of
New York, New York 10017-3147                Warburg; Associated with Warburg since 1970; Director of
                                             Counsellors Securities; Chairman of the Board of other
                                             investment companies advised by Warburg.

----------------------

* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Jeffrey E. Garten (51)                       Director
Box 208200                                   Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200            Beinecke Professor in the Practice of International
                                             Trade and Finance; Undersecretary of Commerce for
                                             International Trade from November 1993 to October 1995;
                                             Professor at Columbia University from September 1992 to
                                             November 1993; Director/Trustee of other investment
                                             companies advised by Warburg.

Arnold M. Reichman* (50)                     Director
466 Lexington Avenue                         Managing Director, Chief Operating Officer and Assistant
New York, New York 10017-3147                Secretary of Warburg; Director of The RBB Fund, Inc.;
                                             Associated with Warburg since 1984; Director and officer
                                             of Counsellors Securities; Director/Trustee of other
                                             investment companies advised by Warburg.

--------

* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.


Alexander B. Trowbridge (68)                 Director
1317 F Street                                President of Trowbridge Partners, Inc. (business
5th Floor                                    consulting) from January 1990 to November 1996; Director
Washington, DC  20004                        or Trustee of New England Mutual Life Insurance Co.,
                                             ICOS Corporation (biopharmaceuticals), Waste Management,
                                             Inc. (solid and hazardous waste collection and
                                             disposal), IRI International (energy services), The
                                             Rouse Company (real estate development), Harris Corp.
                                             (electronics and communications equipment), The Gillette
                                             Co. (personal care products) and Sun Company Inc.
                                             (petroleum refining and marketing); Director/Trustee of
                                             other investment companies advised by Warburg.

Eugene L. Podsiadlo (41)                     President
466 Lexington Avenue                         Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                since 1991; Officer of Counsellors Securities and other
                                             investment companies advised by Warburg.

Stephen Distler (45)                         Vice President
466 Lexington Avenue                         Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                since 1984; Treasurer of Counsellors Securities; Officer
                                             of other investment companies advised by Warburg.


Eugene P. Grace (47)                         Vice President and Secretary
466 Lexington Avenue                         Senior Vice President of Warburg; Associated with
New York, New York 10017-3147                Warburg since April 1994; Attorney-at-law from September
                                             1989-April 1994; Life insurance agent, New York Life
                                             Insurance Company from 1993 to 1994; Officer of
                                             Counsellors Securities and other investment companies
                                             advised by Warburg.

Howard Conroy, CPA (44)                      Vice President and Chief Financial Officer
466 Lexington Avenue                         Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                1992; Officer of other investment companies advised by
                                             Warburg.

Daniel S. Madden, CPA (32)                   Treasurer and Chief Accounting Officer
466 Lexington Avenue                         Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                since 1995; Associated with BlackRock Financial
                                             Management, Inc. from September 1994 to October 1995; Associated with BEA from April 1993 to September 1994; Associated with Ernst
                                             & Young LLP from 1990 to 1993; Officer of other investment companies advised by Warburg.

Janna Manes, Esq. (31)                       Assistant Secretary
466 Lexington Avenue                         Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                1996; Associated with the law firm of Willkie Farr &
                                             Gallagher from 1993 to 1996; Officer of other investment
                                             companies advised by Warburg.

Hal Liebes (34)                              Assistant Secretary
153 East 53rd Street                         Senior Vice President and General Counsel of BEA from
New York, New York 10022                     March 1997 to present; Vice President and Legal Counsel for
                                             BEA from June 1995 to March 1997; Chief Compliance Officer,
                                             CS First Boston Investment Management from 1994 to 1995; Staff
                                             Attorney, Division of Enforcement, U.S. Securities and Exchange
                                             Commission from 1991 to 1994; Associate, Morgan, Lewis & Bockius from 1989 to 1991; Officer of other investment companies advised by BEA.

Michael A. Pignataro (38)                    Assistant Secretary
153 East 53rd Street                         Vice President of BEA from December 1995 to present; Assistant
New York, New York 10022                     Vice President and Chief Administrative Officer for Investment
                                             Companies of BEA from 1989 to December 1995; Officer of other investment companies advised by BEA.

Rocco A. Del Guercio (35)                    Assistant Treasurer
153 East 53rd Street                         Administrative Officer for BEA-advised investment companies from
New York, New York 1002                      June 1996 to the present; Assistant Treasurer, Bankers Trust Corp.
                                             -- Fund Administration from March 1994 to June 1996; Mutual Fund
                                             Accounting Supervisor, Dreyfus Corporation from April 1987 to
                                             March 1994; Officer of other investment companies advised by BEA.

Wendy S. Setnicka (33)                       Assistant Treasurer
153 East 53rd Street                         Assistant Vice President of BEA from January 1997 to the present;
New York, New York 10022                     Administrative Officer for Investment Companies of BEA from November
                                             1993 to the present; Supervisor of Fund Accounting and Administration at Reich & Tang LP from June 1989 to November 1993; Officer of other investment companies advised by BEA.



                  No employee of Warburg, PFPC Inc. and Counsellor Funds Service, Inc., the Funds' co-administrators ("PFPC" and "Counsellors Service," respectively), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC, Counsellors Service or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

            DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999

                                                                                                                       All
                Interna-    Emerging      U.S. Equity   U.S.     Global       Global      High Yield   Munici-     Investment
                 tional   Markets Growth     Fund      Fixed     Income    Telecommuni-     Fund         pal        Companies
Name of          Growth       Fund                     Income     Fund       cations                  Bond Fund     Managed by
Director          Fund                                  Fund                   Fund                                  Warburg+

------------------------------------------------------------------------------------------------------------------------------
John L. Furth*    None        None           None       None     None      None           None        None            None
------------------------------------------------------------------------------------------------------------------------------
Arnold M.
Reichman*         None        None           None       None     None      None           None        None            None
------------------------------------------------------------------------------------------------------------------------------
Richard N.
Cooper            $1,750      $1,750         $1,750     $1,750   $1,750    $1,750         $1,750      $1,750       $73,250
------------------------------------------------------------------------------------------------------------------------------
Jack W.
Fritz             $1,750      $1,750         $1,750     $1,750   $1,750    $1,750         $1,750      $1,750       $73,250
------------------------------------------------------------------------------------------------------------------------------
Alexander B.
Trowbridge        $1,825      $1,825         $1,825     $1,825   $1,825    $1,825         $1,825      $1,825       $76,025
------------------------------------------------------------------------------------------------------------------------------

------------------

+ Each Director also serves as a Director or Trustee of 40 investment companies advised by Warburg.

* Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg and, accordingly, receive no compensation from the Funds or any other investment company advised by Warburg.


                  As of September 30, 1998, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.



                 INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS


                  ADVISORY AGREEMENTS. BEA renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements and CSAM serves as Sub-investment Adviser to the Global Income and Emerging Markets II Funds pursuant to Sub-investment Advisory Agreements (collectively, the "Advisory Agreements"). BEA had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM had not provided advisory services to the BEA Funds.

                  BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1998, BEA managed approximately $36.2 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA is a registered investment advisor under the Investment Advisors Act of 1940, as amended.



                  As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for twenty-two investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth
Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.


                  CSAM is a wholly-owned subsidiary of Credit Suisse. Credit Suisse had identified BEA and CSAM as its leading institutional international asset management product centers. As of May 31, 1998, CSAM managed $143 billion in discretionary assets. CSAM Limited is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CSAM's principal offices are located at Beaufort House, 15 St. Botolph Street, GB - London EC3A 7JJ.


                  BEA and, with respect to the Global Income and Emerging Markets Funds, CSAM have investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the International Growth, Emerging Markets II, U.S. Equity, U.S. Fixed Income, Global Income, Global Telecommunications, High Yield, Municipal Bond and Select Equity Funds, BEA will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, .75%, .375%, .50%, 1.00%, .70%, .70% and, .75% of average daily net assets, respectively.



                  For the fiscal years ended August 31, the BEA Funds have paid BEA advisory fees and BEA has waived fees and/or reimbursed expenses of the BEA Funds under the BEA Advisory Agreements as follows:



AUGUST 31, 1998

                                              Fees Paid
           BEA Fund                        (after waivers)                Waivers           Reimbursements
           --------                        ---------------                -------           --------------
International Equity                      $4,943,773                      $  27,976             $  0
Emerging Markets Equity                   $  374,401                      $ 234,633             $  0
U.S. Core Equity                          $  703,273                      $  36,437             $  0
U.S. Core Fixed Income                    $  579,143                      $ 288,699             $  0

Strategic Global                          $   81,321                      $  89,310             $  0
     Fixed Income
Global Telecommunications                 $        0                          9,174             $  0
High Yield                                $  422,069                      $ 271,277             $  0
Municipal Bond                            $   93,618                      $  51,669             $  0
Select Economic                           $   14,224                            643             $  0
   Value Equity



AUGUST 31, 1997

                                          Fees Paid
       BEA Fund                        (after waivers)                     Waivers          Reimbursements
       --------                        ---------------                     -------          --------------
International Equity                      $5,300,316                      $       0            $      0
Emerging Markets Equity                   $  988,002                      $  18,498            $      0
U.S. Core Equity                          $  537,237                      $  27,626            $      0
U.S. Core Fixed Income                    $  357,196                      $ 177,539            $      0

Strategic Global                          $  180,945                      $  27,305            $      0
     Fixed Income
Global Telecommunications                 $        0                      $   3,745            $ 20,903
High Yield                                $  393,841                      $ 233,336            $      0
Municipal Bond                            $   91,093                      $  44,791            $      0
Select Economic                                  N/A                            N/A                 N/A
   Value Equity


AUGUST 31, 1996

                                              Fees Paid
           BEA Fund                        (after waivers)                Waivers           Reimbursements
           --------                        ---------------                -------           --------------
International Equity                      $5,993,072                      $       0             $  0
Emerging Markets Equity                   $1,289,739                      $       0             $  0
U.S. Core Equity                          $  234,890                      $  93,430             $  0
U.S. Core Fixed Income                    $  316,147                      $ 134,639             $  0
Strategic Global                          $  103,144                      $  53,915             $  0
     Fixed Income
Global Telecommunications                        N/A                            N/A              N/A

                                              Fees Paid
           BEA Fund                        (after waivers)                Waivers           Reimbursements
           --------                        ---------------                -------           --------------
High Yield                                $  542,590                      $ 100,763             $  0
Municipal Bond                            $   92,994                      $  68,790             $  0
Select Economic                                  N/A                            N/A              N/A
   Value Equity






                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.


                  Under the Advisory Agreements, BEA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreements relate.


                  The Advisory Agreements and the Sub-investment Advisory Agreements, if applicable; for each Fund were approved on July 20, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA. Each of the Advisory Agreements may also be terminated by BEA on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


                  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

                  State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), an indirect wholly-owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it
(a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Funds' Board of Directors concerning the operations of each Fund. For its services to the Funds under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

                  ADMINISTRATION AND ACCOUNTING SERVICES AND ADMINISTRATIVE SERVICES AGREEMENTS. Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC, Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ("PFPC"), both serve as co-administrators to the Funds pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). BEA and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. The services provided by, and the fees payable by the Funds to Cousellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectuses for each of the Funds. Each class of shares of the Funds bears its proportionate share of fees payable to Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation. See the Prospectuses, "Management of the Fund(s)."



                  The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any loss suffered by the Funds in connection with the performance of services under the PFPC Co-Administration Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Co-Administration Agreements. The Counsellors Service Co-Administration Agreements provide that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder.



                  For the period from commencement of operations (the Global Telecommunications Fund commenced operations December 4, 1996; all other Funds commenced operations November 1, 1996) and ending August 31, 1998, the Advisor Class for the BEA Funds have paid BEA and PFPC administration fees and BEA and PFPC have each waived fees and/or reimbursed expenses as follows:



                               PFPC                                                   Counsellors Service
                               ----                                                   -------------------

                               Fees                                                              Fees
                               Paid                                                              Paid
                            (after                                                              (after
        BEA Fund            Waivers)     Waivers    Reimbursements           BEA Fund           Waivers)     Waivers  Reimbursements
        --------            --------     -------    --------------           ---------          ---------    -------  --------------
International Equity        $769,622     $ 7,213        $ 0            International Equity        $435,028   $497,175       $ 0
Emerging Markets Equity     $ 76,129     $     0        $ 0            Emerging Markets Equity     $ 18,271   $ 73,084       $ 0
U.S. Core Equity            $123,285     $     0        $ 0            U.S. Core Equity            $  9,863   $138,079       $ 0
U.S. Core Fixed Income      $235,924     $     0        $ 0            U.S. Core Fixed Income      $ 23,143   $323,994       $ 0
Strategic Global Fixed      $ 42,937     $ 5,494        $ 0            Strategic Global Fixed      $  3,412   $ 47,777       $ 0
  Income                                                                 Income
High Yield                  $ 99,050     $24,762        $ 0            High Yield                  $  9,905   $138,669       $ 0
Municipal Bond              $ 30,402     $     0        $ 0            Municipal Bond              $  2,076   $ 29,057       $ 0
Select Economic Value       $      0     $ 2,478        $ 0            Select Economic Value       $    198   $  2,775       $ 0
  Equity                                                                 Equity
Global                      $      0     $ 1,147        $ 0            Global                      $      0   $    459       $ 0
  Telecommunications                                                     Telecommunications



August 31, 1997

                               PFPC                                                   Counsellors Service
                               ----                                                   -------------------

                               Fees                                                              Fees
                               Paid                                                              Paid
                            (after                                                              (after
        BEA Fund            Waivers)     Waivers    Reimbursements           BEA Fund           Waivers)     Waivers  Reimbursements
        --------            --------     -------    --------------           ---------          ---------    -------  --------------
International Equity        $785,014     $43,161        $ 0            International Equity        $463,778   $530,031       $ 0
Emerging Markets Equity     $125,801     $    12        $ 0            Emerging Markets Equity     $ 30,195   $129,780       $ 0
U.S. Core Equity            $ 94,144     $     0        $ 0            U.S. Core Equity            $  7,532   $105,441       $ 0
U.S. Core Fixed Income      $159,177     $19,068        $ 0            U.S. Core Fixed Income      $ 14,258   $199,636       $ 0
Strategic Global Fixed      $ 41,650     $10,412        $ 0            Strategic Global Fixed      $  4,165   $ 58,310       $ 0
  Income                                                                 Income
High Yield                  $ 89,597     $22,399        $ 0            High Yield                  $  8,959   $125,436       $ 0
Municipal Bond              $ 24,265     $     0        $ 0            Municipal Bond              $  1,941   $ 27,177       $ 0
Select Economic Value            N/A         N/A        N/A            Select Economic Value            N/A        N/A       N/A
  Equity                                                                 Equity
Global                           N/A         N/A        N/A            Global                           N/A        N/A       N/A
  Telecommunications                                                     Telecommunications



August 31, 1996

                               PFPC                                                   Counsellors Service
                               ----                                                   ------------------

                               Fees                                                              Fees
                               Paid                                                              Paid
                            (after                                                              (after
        BEA Fund            Waivers)     Waivers    Reimbursements           BEA Fund           Waivers)     Waivers  Reimbursements
        --------            --------     -------    --------------           ---------          ---------    -------  --------------
International Equity        $931,214     $ 5,204        $ 0            International Equity        $928,754   $194,947       $ 0
Emerging Markets Equity     $521,709     $ 8,509        $ 0            Emerging Markets Equity     $ 32,335   $161,461       $ 0
U.S. Core Equity            $ 54,720     $     0        $ 0            U.S. Core Equity            $ 12,019   $ 53,645       $ 0
U.S. Core Fixed Income      $102,178     $48,084        $ 0            U.S. Core Fixed Income      $ 23,392   $180,314       $ 0
Strategic Global Fixed      $ 31,412     $ 7,853        $ 0            Strategic Global Fixed      $  6,392   $ 40,238       $ 0
  Income                                                                 Income
High Yield                  $120,402     $12,483        $ 0            High Yield                  $ 44,362   $ 93,499       $ 0
Municipal Bond              $ 28,890     $     0        $ 0            Municipal Bond              $  7,328   $ 27,340       $ 0
Select Economic Value            N/A         N/A        N/A            Select Economic Value            N/A        N/A       N/A
  Equity                                                                 Equity
Global                           N/A         N/A        N/A            Global                           N/A        N/A       N/A
  Telecommunications                                                     Telecommunications


                  DISTRIBUTION AND SHAREHOLDER SERVICING. The Funds have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"),
(ii) ongoing servicing and/or maintenance of the accounts of the Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation,
(a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

                  Pursuant to the 12b-1 Plan, Counsellor Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

                  The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors/Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of the majority of the outstanding voting securities of the Common Shares of a Fund.


                  Each of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA Global Telecommunications Fund and BEA High Yield Fund had entered into a 12b-1 Plan with respect to its Advisor Shares (the "BEA 12b-1 Plan") pursuant to which Counsellors Securities was paid a fee based on the average daily net assets of the Advisor Shares of the BEA Fund. For the fiscal year ended August 31, 1998, the Advisor Shares of those BEA Funds have paid
Counsellors Securities under the BEA 12b-1 Plans       ,      ,       and      ,
respectively.


                    PORTFOLIO TRANSACTIONS AND TURNOVER RATE

                  Subject to policies established by the Board of Directors, BEA is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

                  Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

                  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

                  In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.


                  For the fiscal years ended August 31, the BEA Funds have paid brokerage commissions as follows:



AUGUST 31, 1998

BEA Fund                                                                  Brokerage Commission
--------                                                                  --------------------
International Equity                                                          $3,481,661
Emerging Markets Equity                                                       $  539,950
U.S. Core Equity                                                              $  352,567
U.S. Core Fixed Income                                                        $   12,023
Strategic Global Fixed Income                                                 $      678
Global Telecommunications                                                     $    2,639
High Yield                                                                    $      250
Municipal Bond                                                                       N/A
Select Economic Value Equity                                                  $   17,675



AUGUST 31, 1997

BEA Fund                                                                  Brokerage Commission
--------                                                                  --------------------
International Equity                                                          $5,041,204
Emerging Markets Equity                                                       $1,074,701
U.S. Core Equity                                                              $  181,354
U.S. Core Fixed Income                                                        $        0
Strategic Global Fixed Income                                                 $        0
Global Telecommunications                                                     $    1,261
High Yield                                                                    $        0
Municipal Bond                                                                       N/A
Select Economic Value Equity                                                         N/A

AUGUST 31, 1996

BEA Fund                                                                  Brokerage Commission
--------                                                                  --------------------

International Equity                                                          $3,385,421
Emerging Markets Equity                                                       $  713,193
U.S. Core Equity                                                              $  182,796
U.S. Core Fixed Income                                                        $        0
Strategic Global Fixed Income                                                 $        0
Global Telecommunications                                                            N/A
High Yield                                                                    $        0
Municipal Bond                                                                       N/A
Select Economic Value Equity                                                         N/A





                  No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

                  Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

                  BEA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

                  Investment decisions for each Fund and for other investment accounts managed by BEA are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Funds' Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

                  In no instance will portfolio securities be purchased from or sold to the Distributor, BEA or CSAM or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.


                  Each of the Funds expects that its annual portfolio turnover rate will not exceed 100% under normal market conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.



                  The International Growth Fund (the successor Fund to the BEA International Equity Fund) has the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Fund and certain other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.

                       PURCHASE AND REDEMPTION INFORMATION

                  The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

                  Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                              VALUATION OF SHARES

                  The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the market sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

                  Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                  In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Board of Directors.

                        PERFORMANCE AND YIELD INFORMATION



                  TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                ERV 1/n
                           T = [(-----) - 1]
                                   P

     Where:         T = average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P   =    hypothetical initial payment of $1,000; and

                  n   =    period covered by the computation, expressed in
                           years.


                  Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                        ERV
Aggregate Total Return =             [(-----) - l]
                                         P

                  The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                  Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.



                  The average annual total returns of the Common Shares of the following Funds for the period ended August 31, 1998 were as follows:+



                                             3 year         5 year         Since Inception
Fund                          1 year         (ann.)         (ann.)             (ann.)
----                          ------         ------         ------         ---------------
International Growth*          16.33%         12.85%         8.58%              11.30%
Emerging Markets*             -42.86%        -14.01%        -8.15%              -3.90%
High Yield*                     5.27%         10.81%         8.44%              10.04%
Global Telecommunications      25.38%          N/A            N/A               23.58%



                  The aggregate total returns for the Common Shares of the following Funds for the period ended August 31, 1998 since inception were as follows:+

Fund                                         Aggregate Return
--------                                         ----------------
International Growth*                                 88.49%
Emerging Markets*                                    -19.92%
High Yield*                                           69.33%
Global Telecommunications                             44.61%



+ Performance information provided above reflects the performance of the Advisor
  Shares of the corresponding BEA Funds (which are the predecessors of the Funds) for the periods noted.


* Performance information provided above for each of the International Growth, Emerging Markets and High Yield Funds also reflects the performance of the Institutional Shares since inception (October 1, 1992, February 1, 1993 and March 1, 1993, respectively) until the BEA Funds' Advisor Shares was first offered on November 1, 1996. Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, the expenses of the Institutional Shares are lower than those of the BEA Funds' Advisor Shares. Additionally, the BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to reflect the higher expenses of the BEA Funds' Advisor Shares or to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above for periods prior to November 1, 1996 would have been lower.



                  Because the Common Shares of the U.S. Equity, Select Equity, Municipal Bond, U.S. Fixed Income and Global Income Fund, as well as the Advisor Shares of the corresponding predecessor BEA Fund, had not been issued as of August 31, 1998, no performance information is provided above with respect to such shares. The tables below provide the average annual total returns and aggregate total returns for the Institutional Shares of the corresponding predecessor BEA Funds for the period ended August 31, 1998. Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, as well as favorable expense waivers and/or reimbursements, the performance figures provided below for the BEA Funds' Institutional Shares can be expected to be higher than the performance figures for the Funds' Common Shares had the Common Shares been issued over the same period of time.



                Average Annual Total Return of Institutional Shares
                ---------------------------------------------------



                                               3 year      5 year       Since Inception
BEA Fund                             1 yr      (ann.)      (ann.)            (ann.)
--------                             ----      ------      ------       ---------------
U.S. Core Equity                     3.18%     18.84%       N/A          19.05% (9/1/94)
Select Economic Value Equity          N/A       N/A         N/A                 (8/3/98)
Municipal Bond                       7.62%      6.50%       N/A           6.72% (6/20/94)
U.S. Core Fixed Income               7.77%      8.14%       N/A           7.93% (4/1/94)
Strategic Global Fixed Income        4.19%      6.07%       N/A           6.89% (6/28/94)



                 Aggregate Total Return of Institutional Shares
                 ----------------------------------------------



BEA Fund                           Inception Date           Aggregate Return
--------                           --------------           ----------------
U.S. Core Equity                      09/01/94                   100.97%
Select Economic Value Equity          08/03/98                   -12.20%
Municipal Bond                        06/20/94                    31.48%
U.S. Core Fixed Income                04/01/94                    40.11%
Strategic Global Fixed Income         06/28/94                    32.15%



                  The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                      a - b      6
                          YIELD = 2[( - - - - +1) - 1)]
                                       cd

Where:            a =      dividends and interest earned by a Fund during the
                           period;

                  b =      expenses accrued for the period (net of
                           reimbursements);

                  c = average daily number of shares outstanding during the period, entitled to receive dividends; and

                  d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

                  With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


                  Based on the foregoing calculation, the Standard Yield for the Advisor Class of the BEA High Yield Fund for the 30-day period ended August 31, 1998 was 9.31%.

                                      TAXES

                  GENERAL TAX CONSEQUENCES TO THE FUNDS AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

                  Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

                  In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

                  Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

                  In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

                  The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

                  Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Funds in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

                  Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Funds to shareholders not later than 60 days after the close of each Fund's respective taxable year.

                  In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Funds will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Funds to shareholders not later than 60 days after the close of the Fund's taxable year.

                  Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

                  The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

                  In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

                  A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Funds will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares if the Municipal Bond Fund is not deductible for income tax purposes of (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

                  Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income," (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

                  Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

                  Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.

                  If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations in the case of the Municipal Bond Fund) to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

                  The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

                  The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Funds that he is not subject to backup withholding or that he is an "exempt recipient."

                  The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                  Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

                  Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

                  SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

          Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

          Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

          Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

                  Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

                  Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.

                  Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

              ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES

                  The Funds do not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Funds' By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Funds have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Funds will assist in shareholder communication in such matters.


                                  MISCELLANEOUS





                  CONTROL PERSONS. As of October 16, 1998, the name, address and percentage of ownership of each person that own of record 5% or more of a class of each Fund's outstanding shares were as follows:



                                                                                          PERCENT
                                                                                        OWNED AS OF
FUND                                    NAME AND ADDRESS                              OCTOBER 16, 1998
International Equity Fund -        Employees Ret Plan Marshfield                           7.22%
Institutional                      1000 N. Oak Ave.
                                   Marshfield, WI 54449

                                   NationBanc Montgomery Securities                       10.96%
                                   600 Montgomery St., 4th Fl.
                                   San Francisco, CA 94111

                                   Indiana University Foundation                           5.05%
                                   Attn: Walter L. Koon, Jr.
                                   PO Box 500
                                   Bloomington, IN 47402

International Equity Fund -        Charles Schwab & Co.                                   47.95%
Advisor                            Special Custody Account for Exclusive Benefit of
                                   Customers
                                   101 Montgomery St.
                                   San Francisco, CA 94014

                                   Transcorp                                               5.27%
                                   FBO William E. Burns
                                   PO Box 6535
                                   Englewood, CO 80155

                                   Bob & Co.                                              42.65%
                                   PO Box 1809
                                   Boston, MA 02105

Emerging Markets Fund -            Wachovia Bank North Carolina                           69.98%
Institutional                      TRST Carolina Power & Light Co.
                                   PO Box 3073
                                   301 N. Main Street
                                   Winston Salem, NC 27101

                                   National Academy of Sciences                            8.20%
                                   2101 Constitution Ave.
                                   Washington, DC 20418

                                   Clariden Bank                                           8.37%
                                   Claidenstr 26
                                   CH-8002
                                   Zurich, Switzerland

                                   Community Foundation Palm Beach                         7.14%
                                   Martin Counties Inc.
                                   324 Datura St. #340
                                   West Palm Beach, FL 33401-5420

Emerging Markets Equity            SEMA & Co.                                             98.34%
Fund - Advisor                     12 E. 49th Street
                                   41st Fl.
                                   New York, NY 10017

Core Equity Fund -                 Werner & Pfleiderer Pension Plan                       10.05%
Institutional                      663 E. Crescent Ave.
                                   Ramsey, NJ 07446

                                   Washington Hebrew Congregation                         10.95%
                                   3935 Macomb St. NW
                                   Washington, DC 20016

                                   Patterson & Co.                                        38.14%
                                   PO Box 7829
                                   Philadelphia, PA 19101

                                   SEMA & Co.                                              5.79%
                                   12 E. 49th Street, 41st Fl.
                                   New York, NY 10017

                                   FTC & Co.                                               6.66%
                                   BEA Associates 401K
                                   PO Box 173736
                                   Denver, CO 80217

                                   Fleet National Bank Trust                               8.67%
                                   Hospital ST Raphael
                                   PO Box 92800
                                   Rochester, NY 14692-8900

                                   Credit Suisse Private Banking                           8.24%
                                   Dividend Reinvest Plan
                                   C/O Credit Suisse Pvt Bkg
                                   12 E. 49th St. 40th Floor
                                   New York, NY 10017-1028

US Core Fixed Income Fund -        The Northern Trust Company TTEE                        18.79%
Institutional                      Uniroyal Holdings Bond Fund
                                   c/o Uniroyal Holding Inc.
                                   70 Great Hill Road
                                   Naugatuck, CT 06770-2224

                                   Winifred Masterson Burke Foundation                     6.12%
                                   785 Mamaroneck Ave.
                                   White Plains, NY 10605-2593

                                   New England UFCW & Employers' Pension Fund             11.89%
                                   Board of Trustees
                                   161 Forbes Road, Ste. 201
                                   Braintree, MA 02184-2606

                                   Fidelity Investments Institutional                      5.42%
                                   Operations Co. Inc. (F110C) As Agent
                                   For Credit Suisse First Boston
                                   Employee's Savings PSP
                                   100 Magellan Way # KWIC
                                   Covington, KY 41015-1987

Select Economic Value Equity       Patterson & Co.                                        90.56%
Fund - Institutional               PO Box 7829
                                   Philadelphia, PA 19101

                                   BEA Associates                                          5.44%
                                   Pension Trust
                                   153 East 53rd Street
                                   New York, NY 10022

Strategic Global Fixed Income      Sunkist Master Trust                                   53.09%
Fund - Institutional               14130 Riverside Drive
                                   Sherman Oaks, CA 91423-2392

                                   Patterson & Co.                                        37.27%
                                   PO Box 7829
                                   Philadelphia, PA 19101-7829

                                   State Street Bank & Trustee TTEE                        5.52%
                                   Fenway Holdings LLC Master Trust
                                   PO Box 470
                                   Boston, MA 02102-0470

High Yield Fund -                  Carl F. Besenbach                                      18.86%
Institutional                      TRST Michelin North America Inc.
                                   Master Trust
                                   PO Box 19001
                                   Greenville, SC 29602-9001

                                   Credit Suisse Private Banking                           5.41%
                                   Dividend Reinvestment Plan
                                   Cash Election Plan
                                   Cash/DRIP
                                   c/o Credit Suisse Pvt. Bkg.
                                   12 E. 49th Street, 40th Fl.
                                   New York, NY 10017-1028

                                   Southdown Inc. Pension PL                               9.87%
                                   MAC & Co. A/C SDIF8575302
                                   Mutual Fund Operations
                                   PO Box 3198
                                   Pittsburgh, PA 15230-3198

                                   Edward J. Demske TTEE                                   9.97%
                                   Miami University Foundation
                                   202 Roudebush Hall
                                   Oxford, OH 45056

                                   Fidelity Investments Institutional Operations Co.      16.93%
                                   Inc. as Agents for Certain Employee Benefits Plan
                                   100 Magellan Way, # KWIC
                                   Covington, KY 41015-1987

                                   MAC & Co. A/C CSBF8605082                               5.32%
                                   Mutual Fund Operations
                                   PO Box 3198
                                   Pittsburgh, PA 15230-3198

High Yield Fund - Advisor          Charles Schwab & Co.                                   82.87%
                                   Special Custody Account for the Exclusive Benefit
                                   of Customers
                                   101 Montgomery St.
                                   San Francisco, CA 94104-4122

                                   Richard A. Wilson TTEE                                 14.41%
                                   E. Francis Wilson TTEE
                                   The Wilson Family Trust
                                   U/A 11/1/95
                                   7612 March Ave.
                                   West Hills, CA 91304-5232

Municipal Bond Fund -              Arnold Leon                                            12.57%
Institutional                      c/o Fiduciary Trust Company
                                   PO Box 3199 Church Street Station
                                   New York, NY 10008-3199

                                   William A. Marquard                                    35.96%
                                   2199 Maysville Rd.
                                   Carlisle, KY 40311-9716

                                   Leo Bogart                                              5.20%
                                   135 Central Park West 9N
                                   New York, NY 10023-2465

                                   Howard Isermann                                         8.85%
                                   9 Tulane Dr.
                                   Livingston, NJ 07039-6212

Global Telecommunications          E.M. Warburg Pincus & Co. Inc.                         15.65%
Fund - Advisor                     Attn: Sandra Correale
                                   466 Lexington Ave.
                                   New York, NY 10017

                                   FTC & Co.                                              21.59%
                                   BEA Associates 401K
                                   PO Box 173736
                                   Denver, CO 80217

                                   Charles Schwab & Co.                                   20.04%
                                   Exclusive Benefit of Customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


                  PricewaterhouseCoopers LLP ("PWC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund.


                  The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.



                              FINANCIAL STATEMENTS





                  Common Shares of each of the Funds had not been issued as of August 31, 1998 and, accordingly, no financial information is provided with respect to such shares. Financial information with respect to Advisor shares of certain corresponding BEA Funds (which are the predecessors of the Funds) has been derived from financial statements by PWC. The audited financial statements and notes thereto in the BEA Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by PWC. The reports of PWC are incorporated herein by reference given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                  Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

                  "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

                  "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                  "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                  "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

                  "C" - Bonds are in imminent default in payment of interest or principal.

                  "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                  As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts

                  General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS

(Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

                  A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments

                  Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

                  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts

                  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                  The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                       STATEMENT OF ADDITIONAL INFORMATION
                                October 26, 1998
                                       BEA


                               INSTITUTIONAL FUNDS

                 WARBURG, PINCUS INTERNATIONAL GROWTH FUND, INC.
                 WARBURG, PINCUS EMERGING MARKETS II FUND, INC.
                  WARBURG, PINCUS U.S. CORE EQUITY FUND, INC.
                WARBURG, PINCUS U.S. CORE FIXED INCOME FUND, INC.
            WARBURG, PINCUS STRATEGIC GLOBAL FIXED INCOME FUND, INC.
                      WARBURG, PINCUS HIGH YIELD FUND, INC.
                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
             WARBURG, PINCUS SELECT ECONOMIC VALUE EQUITY FUND, INC.


                 P.O. Box 9030, Boston, Massachusetts 02205-9030


                       For information, call 800-WARBURG




                  This combined Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Institutional Shares of Warburg Pincus International Growth, Warburg Pincus Emerging Markets II, Warburg Pincus U.S. Core Equity, Warburg Pincus U.S. Core Fixed Income, Warburg Pincus Strategic Global Fixed Income, Warburg Pincus High Yield, Warburg Pincus Municipal Bond and Warburg Pincus Select Economic Value Equity Funds (collectively, the "Funds"), dated October 26, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectus and information regarding each Fund's current performance may be obtained by calling the Fund at 800-927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE

PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS


                                                                                                               Page
                                                                                                               ----
GENERAL...........................................................................................................1
COMMON INVESTMENT POLICIES -- ALL FUNDS...........................................................................1
COMMON INVESTMENT OBJECTIVES AND POLICIES -- WARBURG PINCUS INTERNATIONAL
     GROWTH, WARBURG PINCUS EMERGING MARKETS II, WARBURG PINCUS U.S.
     CORE EQUITY, WARBURG PINCUS U.S. CORE FIXED INCOME, WARBURG
     PINCUS HIGH YIELD, WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME AND
     WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUNDS...........................................................7
SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- WARBURG PINCUS
     INTERNATIONAL GROWTH, WARBURG PINCUS EMERGING MARKETS II, WARBURG
     PINCUS U.S. CORE EQUITY AND WARBURG PINCUS SELECT ECONOMIC
     VALUE EQUITY FUNDS .........................................................................................22
SUPPLEMENTAL INVESTMENT POLICIES -- WARBURG PINCUS MUNICIPAL BOND FUND .........................................23
INVESTMENT LIMITATIONS...........................................................................................24
RISK FACTORS.....................................................................................................26
DIRECTORS AND OFFICERS...........................................................................................30
DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999........................................................35
INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS...................................................................36
PORTFOLIO TRANSACTIONS...........................................................................................41
PURCHASE AND REDEMPTION INFORMATION..............................................................................45
VALUATION OF SHARES..............................................................................................46
PERFORMANCE AND YIELD INFORMATION................................................................................48
TAXES............................................................................................................52
ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES.............................................................61
MISCELLANEOUS....................................................................................................61
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................62
FINANCIAL STATEMENTS.............................................................................................62
APPENDIX A......................................................................................................A-1
APPENDIX B......................................................................................................B-1

                                     GENERAL


                  The investment objective of the Warburg Pincus International Growth ("International Growth"), Warburg Pincus Emerging Markets II ("Emerging Markets"), Warburg Pincus Select Economic Value Equity ("Select Equity") and Warburg Pincus U.S. Core Equity ("U.S. Equity") Funds is to provide long-term appreciation of capital.






                  The investment objective of the Warburg Pincus High Yield ("High Yield"), Warburg Pincus Municipal Bond ("Municipal Bond"), Warburg Pincus Strategic Global Fixed Income ("Global Income") and Warburg Pincus U.S. Core Fixed Income ("U.S. Fixed Income") Funds is to provide high total return.





                  Each of the Funds is an open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1988.

                  Unless otherwise indicated, the following investment policies may be changed by the Funds' Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Funds' Prospectus.


                     COMMON INVESTMENT POLICIES -- ALL FUNDS

                  The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by the Funds.

                  NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

                  TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


                  REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BEA Associates ("BEA") or, if applicable, Credit Suisse Asset Management Limited ("CSAM"), the Fund's adviser (each, an "Adviser"). A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the

Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

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                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND
FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain segregated accounts with their custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio fund securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

                  STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal

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to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

                  ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that BEA has determined are liquid pursuant to guidelines established by the Funds' Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

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
                  Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

                  The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Funds.

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 50% of its total assets (in the case of the Select Economic Value Equity Fund, up to 33 1/3% of its total assets, including the loan collateral) to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned (for the Select Economic Value Equity Fund, at least equal to 102% of the market value of the securities loaned), plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

                  BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  COMMON INVESTMENT OBJECTIVES AND POLICIES --
               INTERNATIONAL GROWTH, EMERGING MARKETS GROWTH, U.S.
              EQUITY, U.S. FIXED INCOME, HIGH YIELD, GLOBAL INCOME
                            AND SELECT EQUITY FUNDS

                  U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

                  FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the

U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

                  LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.

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
As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

                  The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors and Special Considerations -- Lower-Rated Securities" in the Prospectus.

                  MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

                  Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage- related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged- related obligations.

                  The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

                  ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

                  ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

                  STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

                  ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS--NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. From time to time, a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future capital appreciation.

                  Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

                  The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

                  Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

                  There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

                  HEDGING. Each of the Funds may engage in various hedging strategies. See "Certain Investment Strategies -- Foreign Currency Transactions" in the Prospectus.

                  FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

                  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

                  At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

                  The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

                  Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

                  OPTIONS AND FUTURES CONTRACTS. The Funds, except the Municipal Bond Fund, may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

                  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                  There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
           INTERNATIONAL GROWTH, EMERGING MARKETS GROWTH, U.S. EQUITY
                             AND SELECT EQUITY FUNDS

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

                       SUPPLEMENTAL INVESTMENT POLICIES --
                               MUNICIPAL BOND FUND

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

                  The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds issued after August 7, 1986 that is received by taxpayers subject to federal alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

                  Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                             INVESTMENT LIMITATIONS

                  The Funds have adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

                  1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                  5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                  7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                  For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

                  In addition to the fundamental investment limitations specified above, a Fund may not:

                           1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                           2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                           3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

                  The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

                  Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                  Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.


                                  RISK FACTORS

                  FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

                  Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

                  In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

                  Reporting Standards. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Funds than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

                  Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

                  Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

                  Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

                  Operating Expenses. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

                  LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The High Yield, U.S. Fixed Income, Global Income, and the Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

                  Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

                  A Fund may have difficulty disposing of certain lower- rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

                  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

                  Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser will monitor the issuers of lower-rated debt securities in the Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Funds can meet redemption requests. The Adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

                  SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                             DIRECTORS AND OFFICERS

                  The directors and executive officers of the Funds, their ages, business addresses and principal occupations during the past five years are:

Richard N. Cooper* (64)                                     Director
Harvard University                                         Professor at Harvard University; National
1737 Cambridge Street                                      Intelligence Council from June 1995 until January
Cambridge, Massachusetts 02138                             1997; Director or Trustee of Circuit City Stores,
                                                           Inc. (retail

--------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

                                                           electronics and appliances) and Phoenix
                                                           Home Life Mutual Insurance Company; Director/Trustee
                                                           of other investment companies advised by Warburg.

Jack W. Fritz (71)                                         Director
2425 North Fish Creek Road                                 Private investor; Consultant and Director of Fritz
P.O. Box 483                                               Broadcasting, Inc. and Fritz Communications
Wilson, Wyoming 83014                                      (developers and operators of radio stations);
                                                           Director of Advo, Inc. (direct mail advertising);


                                                           Director/Trustee of other investment companies advised by
                                                           Warburg.

John L. Furth* (67)                                        Chairman of the Board
466 Lexington Avenue                                       Vice Chairman, Managing Director and Director of
New York, New York 10017-3147                              Warburg; Associated with Warburg since 1970; Director
                                                           of Counsellors Securities; Chairman of the Board of
                                                           other investment companies advised by Warburg.

Jeffrey E. Garten (51)                                     Director
Box 208200                                                 Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200                          Beinecke Professor in the Practice of International
                                                           Trade and Finance; Undersecretary of Commerce for
                                                           International Trade from November 1993 to October 1995;
                                                           Professor at Columbia University from September 1992 to
                                                           November 1993; Director/Trustee of other investment
                                                           companies advised by Warburg.

--------

* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.


Arnold M. Reichman* (50)                                   Director
466 Lexington Avenue                                       Managing Director, Chief Operating Officer and
New York, New York 10017-3147                              Assistant Secretary of Warburg; Director of The RBB
                                                           Fund, Inc.; Associated with Warburg since 1984;
                                                           Director and officer of Counsellors Securities;
                                                           Director/Trustee of other investment companies advised by
                                                           Warburg.

Alexander B. Trowbridge (68)                               Director
1317 F Street                                              President of Trowbridge Partners, Inc. (business
5th Floor                                                  consulting) from January 1990 to November 1996;
Washington, DC  20004                                      Director or Trustee of New England Mutual Life
                                                           Insurance Co., ICOS Corporation (biopharmaceuticals),
                                                           Waste Management, Inc. (solid and hazardous waste
                                                           collection and disposal), IRI International (energy
                                                           services), The Rouse Company (real estate
                                                           development), Harris Corp. (electronics and
                                                           communications equipment), The Gillette Co. (personal
                                                           care products) and Sun Company Inc. (petroleum
                                                           refining and marketing); Director/Trustee of other
                                                           investment companies advised by Warburg.

Eugene L. Podsiadlo (41)                                   President
466 Lexington Avenue                                       Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                              since 1991; Officer of Counsellors Securities and
                                                           other investment companies advised by Warburg.

--------

* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Stephen Distler (45)                                       Vice President
466 Lexington Avenue                                       Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                              since 1984; Treasurer of Counsellors Securities;
                                                           Officer of other investment companies advised by Warburg.

Eugene P. Grace (47)                                       Vice President and Secretary
466 Lexington Avenue                                       Senior Vice President of Warburg; Associated with
New York, New York 10017-3147                              Warburg since April 1994; Attorney-at-law from
                                                           September 1989-April 1994; Life insurance agent, New York Life
                                                           Insurance Company from 1993 to 1994; Officer of Counsellors
                                                           Securities and other investment companies advised by Warburg.


Howard Conroy, CPA (44)                                    Vice President and Chief Financial Officer
466 Lexington Avenue                                       Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                              since 1992; Officer of other investment companies
                                                           advised by Warburg.


Daniel S. Madden, CPA (32)                                 Treasurer and Chief Accounting Officer
466 Lexington Avenue                                       Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                              since 1995; Associated with BlackRock Financial
                                                           Management, Inc. from September 1994 to October 1995;
                                                           Associated with BEA from April 1993 to September
                                                           1994; Associated with Ernst & Young LLP from 1990 to 1993;
                                                           Officer of other investment companies advised by Warburg.

Janna Manes, Esq. (31)                                     Assistant Secretary
466 Lexington Avenue                                       Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                              since 1996; Associated with the law firm of Willkie
                                                           Farr & Gallagher from 1993 to 1996; Officer of other investment companies advised by Warburg.


Hal Liebes (34)                                            Assistant Secretary
153 East 53rd Street                                       Senior Vice President and General Counsel of BEA from March 1997
New York, New York 10022                                   to present; Vice President and Legal Counsel for BEA from June 1995 to March 1997; Chief Compliance Officer, CS First Boston Investment
                                                           Management from 1994 to 1995; Staff Attorney, Division of
                                                           Enforcement, U.S. Securities and Exchange Commission from 1991 to
                                                           1994; Associate, Morgan, Lewis & Bockius from 1989 to 1991; Officer of other investment companies advised by BEA.

Michael A. Pignataro (38)                                  Assistant Secretary
153 East 53rd Street                                       Vice President of BEA from December 1995 to present; Assistant
New York, New York 10022                                   Vice President and Chief Administrative Officer for
                                                           Investment Companies of BEA from 1989 to December 1995; Officer of other investment companies advised by BEA.

Wendy S. Setnicka (33)                                     Assistant Treasurer
153 East 53rd Street                                       Assistant Vice President of BEA from January 1997 to the present;
New York, New York 10022                                   Administrative Officer for Investment Companies of BEA from
                                                           November 1993 to the present; Supervisor of Fund Accounting and
                                                           Administration at Reich & Tang LP from June 1989 to November 1993;
                                                           Officer of other investment companies advised by BEA.

Rocco A. Del Guercio (35)                                  Assistant Treasurer
153 East 53rd Street                                       Administrative Officer for BEA-advised investment companies from
New York, New York 10022                                   June 1996 to the present; Assistant Treasurer, Bankers Trust Corp.
                                                           --Fund Administration from March 1994 to June 1996; Mutual Fund
                                                           Accounting Supervisor, Dreyfus Corporation from April 1987 to
                                                           March 1994; Officer of other investment companies advised by BEA.




                  No employee of Warburg, PFPC Inc. and Counsellor Funds Service, Inc., the Funds' co-administrators ("PFPC" and "Counsellors Funds Service," respectively), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC, Counsellors Funds Service or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

            DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999

------------------------------------------------------------------------------------------------------------------
                                                                                                          All
                   Interna-     Emerging       U.S.        U.S.      Global       High     Munici-     Investment
                    tional      Markets       Equity      Fixed      Income       Yield      pal       Companies
    Name of         Growth        Fund         Fund       Income      Fund        Fund       Bond      Managed by
   Director          Fund                                  Fund                              Fund       Warburg+
------------------------------------------------------------------------------------------------------------------
John L.              None         None         None        None       None        None       None         None
Furth*
------------------------------------------------------------------------------------------------------------------
Arnold M.            None         None         None        None       None        None       None         None
Reichman*
------------------------------------------------------------------------------------------------------------------
Richard N.          $1,750       $1,750       $1,750      $1,750     $1,750      $1,750     $1,750      $73,250
Cooper
------------------------------------------------------------------------------------------------------------------
Jack W.             $1,750       $1,750       $1,750      $1,750     $1,750      $1,750     $1,750      $73,250
Fritz
------------------------------------------------------------------------------------------------------------------
Alexander B.        $1,825       $1,825       $1,825      $1,825     $1,825      $1,825     $1,825      $76,025
Trowbridge
------------------------------------------------------------------------------------------------------------------

------------------

+ Each Director also serves as a Director or Trustee of 40 investment companies advised by Warburg.

* Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg and, accordingly, receive no compensation from the Funds or any other investment company advised by Warburg.

                  As of September 30, 1998, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.



                 INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS


                  ADVISORY AGREEMENTS. BEA renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements and CSAM serves as sub-investment adviser to the Global Income and Emerging Markets II Funds pursuant to Sub-investment Advisory Agreements (collectively, the "Advisory Agreements"). BEA had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements''). CSAM had not provided advisory services to the BEA Funds.



                  BEA is a diversified investment adviser, managing global equity, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1998, BEA managed approximately $35.2 billion in assets. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which in turn is a subsidiary of CS Holding, a Swiss corporation. Active employees of BEA have a long-term equity incentive plan. BEA is a registered investment advisor under the Investment Advisors Act of 1940, as amended.



                  As an investment adviser, BEA emphasizes a global investment strategy. BEA currently acts as investment adviser for twenty-two investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, BEA acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth
Fund),

Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.

                  CSAM is a wholly-owned subsidiary of Credit Suisse. Credit Suisse had identified BEA and CSAM as its leading institutional international asset management product centers. As of May 31, 1998, CSAM managed $143 billion in discretionary assets. CSAM Limited is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CSAM's principal offices are located at Beaufort House, 15 St. Botolph Street, GB-London EC3A 7JJ.


                  BEA and, with respect to the Global Income and Emerging Markets Funds, CSAM have investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the International Growth, Emerging Markets, U.S. Structured Core Equity, U.S. Core Fixed Income, Global Income, High Yield, Municipal Bond and Select Economic Value Equity Funds, BEA will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, .75%, .375%, .50%, .70%, .70% and
 .75% of average daily net assets, respectively.



                  For the fiscal years ended August 31, the BEA Funds have paid BEA advisory fees and BEA has waived fees and/or reimbursed expenses of the BEA Funds under the BEA Advisory Agreements as follows:



AUGUST 31, 1998



                                              Fees Paid
           BEA Fund                        (after waivers)                     Waivers                  Reimbursements
           --------                        ---------------                     -------                  --------------
International                             $        4,943,773               $       27,976                        $0
     Equity
Emerging Markets                          $          374,401               $      234,633                        $0
     Equity
U.S. Core Equity                          $          703,273               $       36,437                        $0
U.S. Core Fixed                           $          579,143               $      288,699                        $0
     Income
Strategic Global                          $           81,321               $       89,310                        $0
    Fixed Income
High Yield                                $          422,069               $      271,277                        $0
Municipal Bond                            $           93,618               $       51,669                        $0
Select Economic                                       14,224                          643                       N/A

     Value Equity



AUGUST 31, 1997

                                              Fees Paid
           BEA Fund                        (after waivers)                     Waivers                  Reimbursements
           --------                        ---------------                     -------                  --------------
International                             $        5,300,316                           $0                        $0
    Equity
Emerging Markets                          $          988,002               $       18,498                        $0
    Equity
U.S. Core Equity                          $          537,237               $       27,626                        $0
U.S. Core Fixed                           $          357,196               $      177,539                        $0
     Income
Strategic Global                          $          180,945               $       27,305                       $0
     Fixed Income
High Yield                                $          393,841               $      233,336                       $0
Municipal Bond                            $           91,093               $       44,791                       $0
Select Economic                                          N/A                          N/A                      N/A
   Value Equity

AUGUST 31, 1996

                                              Fees Paid
           BEA Fund                        (after waivers)                     Waivers                  Reimbursements
           --------                        ---------------                     -------                  --------------
International                             $        5,993,072                           $0                        $0
     Equity
Emerging Markets                          $        1,289,739                           $0                        $0
     Equity
U.S. Core Equity                          $          234,890               $       93,430                        $0
U.S. Core Fixed Income                    $          316,147               $      134,639                        $0


Strategic Global                          $          103,144               $       53,915                       $0
     Fixed Income
High Yield                                $          542,590               $      100,763                       $0
Municipal Bond                            $           92,994               $       68,790                       $0
Select Economic                                          N/A                          N/A                      N/A
     Value Equity






                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount such class or if a class receives different services.

                  Under the Advisory Agreements, BEA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreements.


                  The Advisory Agreements and the Sub-investment Advisory Agreements, if applicable, for each Fund were approved on July 20, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to BEA. Each of the Advisory Agreements may also be terminated by BEA on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.


                  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

                  State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), an indirect wholly-owned subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it
(a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Funds' Board of Directors concerning the operations of each Fund. For its services to the Funds under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.


                  ADMINISTRATION AND ACCOUNTING SERVICES AND ADMINISTRATIVE SERVICES AGREEMENTS. Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC both serve as co-administrators to the Institutional Class of the BEA Funds pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "BEA Co-Administration Agreement," respectively). PFPC and Counsellors Service served as administrator to the Institutional Class of the BEA Funds. The services provided by, and the fees payable by the Funds to Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectuses of the Funds. Each class of shares of the Funds bears its proportionate share of fees payable to Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation. See the Prospectuses, "Management of the Funds."






                  The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any loss suffered by the Funds in connection with the performance of services under the PFPC Co-Administration Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Co-Administration Agreements. The Counsellors Service Co-Administration Agreements provide that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder.



                  For the fiscal years ended August 31, the BEA Funds have paid each of PFPC and Counsellors Service administration fees and PFPC and Counsellors Service have each waived fees and/or reimbursed expenses as follows:

     AUGUST 31, 1998




                                      PFPC



                                   Fees Paid                          Reim-
                                     (after                           burse-
BEA Fund                            Waivers)         Waivers          ments
--------                            --------         -------          ------
International Equity             $ 769,622        $   7,213            $ 0
Emerging Markets Equity          $  76,129        $       0            $ 0
U.S. Core Equity                 $ 123,285        $       0            $ 0
U.S. Core Fixed Income           $ 235,924        $       0            $ 0
Strategic Global Fixed           $  42,937        $   5,494            $ 0
  Income
High Yield                       $  99,050        $  24,762            $ 0
Municipal Bond                   $  30,402        $       0            $ 0
Select Economic Value            $       0        $   2,478            $ 0
  Equity




                             Counsellors Service



                                    Fees Paid                        Reim-
                                     (after                          burse-
 BEA Fund                           Waivers)         Waivers         ments
 --------                           --------         -------         -----
 International Equity            $  435,028       $ 497,175           $ 0
 Emerging Markets Equity         $   18,271       $  73,084           $ 0
 U.S. Core Equity                $    9,863       $ 138,079           $ 0
 U.S. Core Fixed Income          $   23,143       $ 323,994           $ 0
 Strategic Global Fixed          $    3,412       $  47,777           $ 0
   Income
 High Yield                      $    9,905       $ 138,669           $ 0
 Municipal Bond                  $    2,076       $ 29,057            $ 0
 Select Economic Value           $      198       $   2,775           $ 0
    Equity



AUGUST 31, 1997

                                 PFPC

                                   Fees Paid                          Reim-
                                     (after                           burse-
BEA Fund                            Waivers)         Waivers          ments
--------                            --------         -------          ------
International Equity             $ 785,014        $  43,161            $ 0
Emerging Markets Equity          $ 125,801        $      12            $ 0
U.S. Core Equity                 $  94,144        $       0            $ 0
U.S. Core Fixed Income           $ 159,177        $  19,068            $ 0
Strategic Global Fixed           $  41,650        $  10,412            $ 0
  Income
High Yield                       $  89,597        $  22,399            $ 0
Municipal Bond                   $  24,265        $       0            $ 0
Select Economic Value                N/A               N/A             N/A
  Equity


                             Counsellors Service


                                   Fees Paid                         Reim-
                                     (after                         burse-
 BEA Fund                           Waivers)         Waivers        ments
 --------                           --------         -------        -----
 International Equity            $ 463,778        $ 530,031           $ 0
 Emerging Markets Equity         $  30,195        $ 129,780           $ 0
 U.S. Core Equity                $   7,532        $ 105,441           $ 0
 U.S. Core Fixed Income          $  14,258        $ 199,636           $ 0
 Strategic Global Fixed          $   4,165        $  58,310           $ 0
   Income
 High Yield                      $   8,959        $ 125,436           $ 0
 Municipal Bond                  $   1,941        $  27,177           $ 0
 Select Economic Value               N/A               N/A            N/A
   Equity


     AUGUST 31, 1996

                                 PFPC

                                   Fees Paid                          Reim-
                                     (after                           burse-
BEA Fund                            Waivers)         Waivers          ments
--------                            --------         -------          ------
International Equity             $ 931,214        $   5,204            $ 0
Emerging Markets Equity          $ 521,709        $   8,509            $ 0
U.S. Core Equity                 $  54,720        $       0            $ 0
U.S. Core Fixed Income           $ 102,178        $  48,084            $ 0
Strategic Global Fixed           $  31,412        $   7,853            $ 0
  Income
High Yield                       $ 120,402        $  12,483            $ 0
Municipal Bond                   $  28,890        $       0            $ 0
Select Economic Value                N/A               N/A             N/A
  Equity



                             Counsellors Service


                                   Fees Paid                         Reim-
                                     (after                         burse-
 BEA Fund                           Waivers)         Waivers        ments
 --------                           --------         -------        -----
 International Equity             $ 928,754       $ 194,947           $ 0
 Emerging Markets Equity          $  32,335       $ 161,461           $ 0
 U.S. Core Equity                 $  12,019       $  53,645           $ 0
 U.S. Core Fixed Income           $  23,392       $ 180,314           $ 0
 Strategic Global Fixed           $   6,392       $  40,238           $ 0
   Income
 High Yield                       $  44,362       $  93,499           $ 0
 Municipal Bond                   $   7,328       $  27,340           $ 0
 Select Economic Value               N/A               N/A            N/A
   Equity







                             PORTFOLIO TRANSACTIONS

                  Subject to policies established by the Board of Directors, BEA is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, BEA seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While BEA generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

                  Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse, BEA's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when BEA believes that the charge for the transaction does not exceed usual and customary levels.

                  Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

                  In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.


                  For the fiscal years ended August 31, the BEA Funds have paid brokerage commissions as follows:



AUGUST 31, 1998



BEA Fund                                                    Brokerage Commission
--------                                                    --------------------
International Equity                                                  $3,481,661
Emerging Markets Equity                                               $  539,950
U.S. Core Equity                                                      $  352,567
U.S. Core Fixed Income                                                $   12,023
Strategic Global Fixed Income                                         $      678
High Yield                                                            $      250
Municipal Bond                                                        $      N/A
Select Economic Value Equity                                          $   17,675



AUGUST 31, 1997

BEA Fund                                                 Brokerage Commission
--------                                                 --------------------
International Equity                                          $5,041,204
Emerging Markets Equity                                       $1,074,701
U.S. Core Equity                                              $  181,354
U.S. Core Fixed Income                                        $        0

BEA Fund                                                    Brokerage Commission
--------                                                    --------------------
Strategic Global Fixed Income                                         $        0
High Yield                                                            $        0
Municipal Bond                                                               N/A
Select Economic Value Equity                                                 N/A


AUGUST 31, 1996


BEA Fund                                                    Brokerage Commission
--------                                                    --------------------
International Equity                                                  $3,385,421
Emerging Markets Equity                                               $  713,193
U.S. Core Equity                                                      $  182,796
U.S. Core Fixed Income                                                $        0
Strategic Global Fixed Income                                         $        0
High Yield                                                            $        0
Municipal Bond                                                               N/A
Select Economic Value Equity                                                 N/A





         No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. BEA may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of BEA. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by BEA under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BEA, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of BEA to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

         Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         BEA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Fund and for other investment accounts managed by BEA are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which BEA or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Funds' Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

         In no instance will portfolio securities be purchased from or sold to the Distributor, BEA or CSAM or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         Each of the Funds expects that its annual portfolio turnover rate will not exceed 100% under normal market conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.


         The International Growth Fund has (the successor Fund to the BEA International Equity Fund) the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Fund and certain other investment companies advised by BEA to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                       PURCHASE AND REDEMPTION INFORMATION

         The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

         Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         Redemption or exchange requested by telephone will not be honored by the Funds nor their agents if they concern Institutional Shares of the Funds.

                               VALUATION OF SHARES

         The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the market sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

         Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Board of Directors.

                        PERFORMANCE AND YIELD INFORMATION


         TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                     ERV 1/n
                                 T = [(-----) - 1]
                                         P

         Where:   T        =        average annual total return;

                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P        =        hypothetical initial payment of $1,000; and

                  n        =        period covered by the computation, expressed
                                    in years.


         Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                ERV
Aggregate Total Return =     [(-----) - l]
                                 P

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


         The average annual total return of the Institutional
Shares of the Funds for the period ended August 31, 1998 were as follows:+



                                                                              Since
                                                  3 year          5 year    Inception
Fund                                 1 year       (ann.)          (ann.)      ann.*
----                                 ------       ------          ------      -----
International Growth                  16.74%       13.07%          8.71%     11.41%
Emerging Markets II                  -42.96%      -13.90%         -8.08%    - 3.83%
U.S. Equity                            3.18%       18.84%           N/A      19.05%
U.S. Fixed Income                      7.77%        8.14%           N/A       7.93%
Global Income                          4.19%        6.07%           N/A       6.89%
High Yield                             5.48%       10.95%          8.52%     10.11%
Municipal Bond                         7.62%        6.50%           N/A       6.72%
Select Equity                           N/A          N/A            N/A        N/A






         The aggregate total returns for the Institutional Shares of the Funds for the period ended August 31, 1998 since inception were as follows:+



BEA Fund                                              Inception Date*   Aggregate Return
--------                                              --------------    ----------------
International                                           10/01/92          62.40%
Emerging Market II                                      02/01/93          40.94%
U.S. Equity                                             09/01/94          94.76%
U.S. Fixed Income                                       04/01/94          30.01%
Global Income                                           06/28/94          26.84%

BEA Fund                                              Inception Date    Aggregate Return
--------                                              --------------    ----------------
High Yield                                              03/31/93          61.14%
Municipal Bond                                          06/20/94          22.18%
Select Equity                                           08/03/98         -12.20%



----------

+ Performance information provided above reflects the performance of the Institutional Shares of the corresponding BEA Funds (which are the predecessors of the Funds) for the periods noted.



* Inception dates of the Institutional Shares of the Funds refer to the following inception dates of the Institutional Shares of the corresponding predecessor BEA Funds: International Equity (October 1,
         1992); Emerging Markets Equity (February 1, 1993); U.S. Core Equity (September 1, 1994); U.S. Core Fixed Income (April 1, 1994); Strategic Global Fixed Income (June 28, 1994); High Yield (March 31, 1993); Municipal Bond Fund (June 20, 1994) and Select Economic Value Equity Fund (August 3, 1998).


         The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                      a - b
                         YIELD = 2[( - - - - +1)(6) - 1)]
                                       cd

Where:   a = dividends and interest earned by a Fund during the period;

         b = expenses accrued for the period (net of reimbursements);

         c = average daily number of shares outstanding during the period, entitled to receive dividends; and

         d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.


         Based on the foregoing calculation the Standard Yield for the Institutional Class of the BEA Funds that advertise yield for the 30-day period ended August 31, 1998 was as follows:

BEA Fund                                                              30-Day Yield
--------                                                              ------------
U.S. Core Fixed Income                                                    6.37%
Strategic Global Fixed Income                                             6.04%
High Yield                                                                9.55%
Municipal Bond                                                            4.65%

                                      TAXES

         GENERAL TAX CONSEQUENCES TO THE FUNDS AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

         The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Funds in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any

Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Funds to shareholders not later than 60 days after the close of each Fund's respective taxable year.

         In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Funds will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Funds to shareholders not later than 60 days after the close of the Fund's taxable year.

         Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

         In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S.

Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

         A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Funds will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares if the Municipal Bond Fund is not deductible for income tax purposes of (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

         Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income," (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

         Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

         Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations in the case of the Municipal Bond Fund) to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Funds that he is not subject to backup withholding or that he is an "exempt recipient."

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

         Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

         SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

         Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

         Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

         Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

         Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

         Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

         Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.

         Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

              ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES

         The Funds do not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Funds' By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Funds have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Funds will assist in shareholder communication in such matters.

                                  MISCELLANEOUS



         CONTROL PERSONS. As of October 16, 1998, the name, address and percentage of ownership of each person that own of record 5% or more of a class of each Fund's outstanding shares were as follows:




FUND                                                                                                      PERCENT
                                                                                                       OWNED AS OF
                                            NAME AND ADDRESS                                          OCTOBER 16, 1998

International Equity Fund -                      Employees Ret Plan Marshfield                        7.22%
Institutional                                    1000 N. Oak Ave
                                                 Marshfield, WI 54449

                                                 NationBanc Montgomery Securities                    10.96%
                                                 600 Montgomery St., 4th Fl.
                                                 San Francisco, CA 94111

                                                 Indiana University Foundation                        5.05%
                                                 Attn: Walter L. Koon, Jr.
                                                 P.O. Box 500
                                                 Bloomington, IN 47402

International Equity Fund -                      Charles Schwab & Co.                                47.95%
Advisor                                          Special Custody Account for
                                                   Exclusive Benefit of Customers
                                                 101 Montgomery St.
                                                 San Francisco, CA 94014

                                                 Transcorp                                            5.27%
                                                 FBO William E. Burns
                                                 PO Box 6535
                                                 Englewood, CO 80155

                                                 Bob & Co.                                           42.65%
                                                 PO Box 1809
                                                 Boston, MA 02105

Emerging Markets Fund -                          Wachovia Bank North Carolina                        69.98%
Institutional                                    TRST Carolina Power & Light Co.
                                                 PO Box 3073
                                                 301 N. Main Street
                                                 Winston Salem, NC 27101

                                                 National Academy of Sciences                         8.20%
                                                 2101 Constitution Ave.
                                                 Washington, DC 20418

                                                 Clariden Bank                                        8.37%
                                                 Claidenstr 26
                                                 CH-8002
                                                 Zurich, Switzerland

                                                 COMMUNITY FOUNDATION PALM BEACH                      7.14%
                                                 MARTIN COUNTIES INC.
                                                 324 DATURA ST. #340
                                                 WEST PALM BEACH, FL 33401-5420

Emerging Markets Equity                          SEMA & Co.                                          98.34%
Fund - Advisor                                   12 E. 49th Street, 41st Fl.
                                                 New York, NY 10017

Core Equity Fund -                               Werner & Pfleiderer Pension Plan                    10.05%
Institutional                                    663 E. Crescent Ave.
                                                 Ramsey, NJ 07446

                                                 Washington Hebrew Congregation                      10.95%
                                                 3935 Macomb St. NW
                                                 Washington, DC 20016

                                                 Patterson & Co.                                     38.14%
                                                 PO Box 7829
                                                 Philadelphia, PA 19101

                                                 SEMA & Co.                                           5.79%
                                                 12 E. 49th Street, 41st Fl.
                                                 New York, NY 10017

                                                 FTC & Co                                             6.66%
                                                 BEA Associates 401K
                                                 PO Box 173736
                                                 Denver CO, 80217

                                                 Fleet National Bank Trust                            8.67%
                                                 Hospital ST Raphael
                                                 PO Box 92800
                                                 Rochester, NY 14692-8900

                                                 CREDIT SUISSE PRIVATE BANKING                        8.24%
                                                 DIVIDEND REINVEST PLAN
                                                 C/O CREDIT SUISSE PVT BKG
                                                 12 E 49TH ST 40TH FLOOR
                                                 NEW YORK, NY 10017-1028


US Core Fixed Income Fund                        The Northern Trust Company TTEE                     18.79%
- Institutional                                  Uniroyal Holdings Bond Fund
                                                 c/o Uniroyal Holding Inc.
                                                 70 Great Hill Road
                                                 Naugatuck, CT 06770-2224

                                                 Winifred Masterson Burke Foundation                  6.12%
                                                 785 Mamaroneek Ave.
                                                 White Plains, NY 10605-2593

                                                 New England UFCW & Employers' Pension Fund          11.89%
                                                   Board of Trustees
                                                 161 Forbes Road, Ste. 201
                                                 Braintree, MA 02184-2606

                                                 FIDELITY INVESTMENTS INSTITUTIONAL                   5.42%
                                                   OPERATIONS CO. INC. (F110C) AS AGENT
                                                   FOR CREDIT SUISSE FIRST BOSTON
                                                   EMPLOYEE'S SAVINGS PSP
                                                 100 MAGELLAN WAY #KWIC
                                                 COVINGTON, KY 41015-1987


Select Economic Value Equity Fund -              Patterson & Co.                                     90.56%
Institutional                                    PO Box 7829
                                                 Philadelphia, PA 19101

                                                 BEA Associates                                       5.44%
                                                 Pension Trust
                                                 153 East 53rd, Street
                                                 New York, NY 10022

Strategic Global Fixed Income                    Sunkist Master Trust                                53.09%
Fund - Institutional                             14130 Riverside Drive
                                                 Sherman Oaks, CA 91423-2392

                                                 Patterson & Co.                                     37.27%
                                                 PO Box 7829
                                                 Philadelphia, PA 19101-7829

                                                 State Street Bank & Trustee TTEE                     5.52%
                                                 Fenway Holdings LLC Master Trust
                                                 PO Box 470
                                                 Boston, MA 02102-0470

High Yield Fund -                                Carl F. Besenbach                                   18.86%
Institutional                                    TRST Michelin North America Inc.
                                                 Master Trust
                                                 PO Box 19001
                                                 Greenville, SC 29602-9001

                                                 Credit Suisse Private Banking                        5.41%
                                                 Dividend Reinvestment Plan
                                                 Cash Election Plan
                                                 Cash/DRIP
                                                 c/o Credit Suisse Pvt. Bkg.
                                                 12 E. 49th Street, 40th Fl.
                                                 New York, NY 10017-1028

                                                 Southdown Inc. Pension PL                            9.87%
                                                 MAC & Co. A/C SDIF8575302
                                                 Mutual Fund Operations
                                                 PO Box 3198
                                                 Pittsburg, PA 15230-3198

                                                 Edward J. Demske TTEE                                9.97%
                                                 Miami University Foundation
                                                 202 Roudebush Hall
                                                 Oxford, OH 45056

                                                 Fidelity Investments                                16.93%
                                                 Institutional Operations Co.
                                                 Inc. as Agents for Certain Employee
                                                 Benefits Plan
                                                 100 Magellan Way, #KWIC
                                                 Covington, KY 41015-1987

                                                 MAC & Co. A/C CSBF8605082                            5.32%
                                                 Mutual Fund Operations
                                                 PO Box 3198
                                                 Pittsburgh, PA 15230-3198

High Yield Fund - Advisor                        Charles Schwab & Co.                                82.87%
                                                 Special Custody Account for the
                                                 Exclusive Benefit of Customers
                                                 101 Montgomery St.
                                                 San Francisco, CA 94104-4122

                                                 Richard A. Wilson TTEE                              14.41%
                                                 E. Francis Wilson TTEE
                                                 The Wilson Family Trust
                                                 U/A 11/1/95
                                                 7612 March Ave.
                                                 West Hills, CA 91304-5232

Municipal Bond Fund -                            Arnold Leon                                         12.57%
Institutional                                    c/o Fiduciary Trust Company
                                                 PO Box 3199 Church Street Station
                                                 New York, NY 10008-3199

                                                 William A. Marquard                                 35.96%
                                                 2199 Maysville Rd.
                                                 Carlisle, KY 40311-9716

                                                 Leo Bogart                                           5.20%
                                                 135 Central Park West 9N
                                                 New York, NY 10023-2465

                                                 Howard Isermann                                      8.85%
                                                 9 Tulane Dr.
                                                 Livingston, NJ 07039-6212

Global Telecommunications                        E.M. Warburg Pincus & Co., Inc.                     15.65%
Fund - Advisor                                   Attn: Sandra Correale
                                                 466 Lexington Ave.
                                                 New York, NY 10017

                                                 FIC & Co                                            21.59%
                                                 BEA Associates 401K
                                                 PO Box 173736
                                                 Denver, CO 60217

                                                 Charles Schwab & Co.                                20.04%
                                                 Exclusive Benefit of Customers
                                                 101 Montgomery Street
                                                 San Francisco, CA 94104-4122



                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PWC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund.


         Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Counsellors Service and Counsellors Securities.


                              FINANCIAL STATEMENTS


         Institutional Shares of each of the Funds had not been issued as of August 31, 1998 and, accordingly, no financial information is provided with respect to such shares. Financial information with respect to Institutional Shares of the corresponding BEA Funds (which are the predecessors of the Funds) has been derived from financial statements audited by PWC. The audited financial statements and notes thereto in the BEA Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by PWC. The reports of PWC are incorporated herein by reference given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         "B" - Issues are regarded as having only a speculative capacity for timely payment.

         "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

         Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

         "C" - Bonds are in imminent default in payment of interest or principal.

         "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - This designation denotes speculative quality and lack of margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II. Index Futures Contracts

         General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS

(Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

         A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

         A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV. Margin Payments

         Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

         There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI. Options on Futures Contracts

         A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

         Accounting for futures contracts will be in accordance with generally accepted accounting principles.

         The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


         (a)  Financial Statements --
                  (1)      Financial Statements included in Part B.
                           (a) Report of PricewaterhouseCoopers LLP, Independent Accountants
                           (b)      Statement of Net Assets and Liabilities


         (b)      Exhibits:

Exhibit No.                         Description of Exhibit
-----------                         ----------------------
         1                          Articles of Incorporation.(1)

         2                          By-Laws.(1)

         3                          Not applicable.

         4                          Registrant's Forms of Stock Certificates.(2)

         5                          Form of Investment Advisory Agreement.(3)

         6                          Form of Distribution Agreement.(3)

         7                          Not applicable.

         8                          Custodian Agreement with Brown Brothers Harriman & Co.(3)

         9(a)                       Transfer Agency and Service Agreement.(3)

         (b)                        Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(3)

         (c)                        Form of Co-Administration Agreement with PFPC Inc.(3)

         10(a)                      Consent of Willkie Farr & Gallagher, counsel to the Fund

         (b)                        Opinion and Consent of Willkie Farr & Gallagher, counsel to the
                                    Fund.(2)

         (c)                        Opinion and Consent of Venable, Baetjer and Howard, LLP,
                                    Maryland counsel to the Fund.(2)

         11                         Consent of PricewaterhouseCoopers LLP, Independent Accountants.

         12                         Not applicable.






1 Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 5, 1998 (Securities Act File No. 333-60679).



2 Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on August 14, 1998 (Securities Act File No. 333-60679).


3 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Emerging Markets II Fund, Inc., filed on August 14, 1998 (Securities Act File No. 333-60677).


4 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Emerging Markets II Fund, Inc. filed on October 26, 1998 (Securities Act File No. 333-60677).

         13                         Form of Purchase Agreement.(3)

         14                         Not applicable.

         15(a)                      Form of Shareholder Servicing and
                                    Distribution Plan.(3)
           (b)                      Form of Distribution Plan.(3)

         16                         Not applicable.

         17                         Financial Data Schedule.

         18                         Form of 18f-3 Plan.(4)



Item 25. Persons Controlled by or Under Common Control with Registrant

                  From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has seven wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service, Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 26. Number of Holders of Securities


Not applicable.


Item 27. Indemnification


                  Registrant, officers and directors of BEA, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Fund's initial Registration Statement on Form N-1A filed on August 5, 1998.

Item 28. Business and Other Connections of Investment Adviser

                         BEA Associates ("BEA") acts as investment adviser to
the Registrant. BEA renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of BEA, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BEA (SEC File No. 801-37170).

Item 29. Principal Underwriter


                         (a) Counsellors Securities will act as distributor for
Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.


                         (b) For information relating to each director, officer
or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

                         (c) None.

Item 30. Location of Accounts and Records

                  (1)      Warburg, Pincus U.S. Core Equity
                           Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (Fund's Articles of Incorporation, By-Laws and minute books)

                  (2)      BEA Associates
                           One Citicorp Center
                           153 East 53rd Street
                           New York, New York 10022

                           (records relating to its functions as
                           investment adviser)

                  (3)      PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, Delaware  19809
                           (records relating to its functions as co-administrator)

                  (4)      Counsellors Funds Service, Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as
                           co-administrator)

                  (5)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as transfer agent and dividend disbursing agent)

                  (7)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions as transfer agent and dividend disbursing agent)

                  (8)      Brown Brothers Harriman & Co.
                           40 Water Street
                           Boston, Massachusetts 02109
                           (records relating to its functions as custodian)

                  (9)      Counsellors Securities Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as distributor)

Item 31. Management Services

                  Not applicable.

Item 32. Undertakings.

                (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders for the Fund, upon request and without charge.

                (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of

Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of October, 1998.


                                  WARBURG, PINCUS HIGH YIELD
                                  FUND, INC.

                                  By:/s/Eugene L. Podsiadlo
                                     -----------------------
                                     Eugene L. Podsiadlo
                                     President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:



Signature                              Title                                    Date
---------                              -----                                    ----

/s/John L. Furth                       Chairman of the Board of             October 26, 1998
--------------------------             Directors
John L. Furth

/s/Eugene L. Podsiadlo                 President                            October 26, 1998
--------------------------
Eugene L. Podsiadlo

/s/Howard Conroy                       Vice President and Chief             October 26, 1998
--------------------------             Financial Officer
Howard Conroy

/s/Daniel S. Madden                    Treasurer and Chief                  October 26, 1998
--------------------------             Accounting Officer
Daniel S. Madden

/s/Richard N. Cooper                   Director                             October 26, 1998
--------------------------
Richard N. Cooper

/s/Jack W. Fritz                       Director                             October 26, 1998
--------------------------
Jack W. Fritz

/s/Jeffrey E. Garten                   Director                             October 26, 1998
--------------------------
Jeffrey E. Garten

/s/Arnold M. Reichman                  Director                             October 26, 1998
--------------------------
Arnold M. Reichman

/s/Alexander B. Trowbridge             Director                             October 26, 1998
--------------------------
Alexander B. Trowbridge


                               INDEX TO EXHIBITS


      Exhibit No.                       Description of Exhibit
      -----------                       ----------------------





                          Consent of Willkie Farr & Gallagher,
      10(a)               counsel to the Fund.

      11                  Consent of PricewaterhouseCoopers LLP, Independent
                          Accountants.

      17                  Financial Data Schedule.